                                               File Nos. 333-89797 and 811-09655

     As filed with the Securities and Exchange Commission on April 30, 2001

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM N-4

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [ ]
                        Pre-Effective Amendment No.                     [ ]
                      Post-Effective Amendment No.  2                   [x]
                                                   ---

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [ ]
                               Amendment No. 3                          [x]
                      ___________________________________

                United Investors Advantage Gold Variable Account
                           (Exact Name of Registrant)

                    United Investors Life Insurance Company
                              (Name of Depositor)

                            2001 Third Avenue South
                           Birmingham, Alabama  35233
              (Address of Depositor's Principal Executive Office)

       Depositor's Telephone Number, including Area Code:  (205) 325-4300

                          John H. Livingston, Esquire
                    United Investors Life Insurance Company
                            2001 Third Avenue South
                           Birmingham, Alabama  35233
                    (Name and Address of Agent for Service)

                                    Copy to:
                         Frederick R. Bellamy, Esquire
                        Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D.C.  20004-2
                      ___________________________________

It is proposed that this filing will become effective (check appropriate box)
     [ ]  immediately upon filing pursuant to paragraph (b) of Rule 485
     [x]  on May 1, 2001 pursuant to paragraph (b) of Rule 485
     [ ]  60 days after filing pursuant to paragraph (a)(l) of Rule 485
     [ ]  on _____________ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:
[ ] this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

Title of Securities Being Registered:  Variable Annuity Policies

                                   Prospectus
                                  May 1, 2000

                              ADVANTAGE GOLD(SM)
                                VARIABLE ANNUITY

                        DEFERRED VARIABLE ANNUITY POLICY
                                   issued by
                    United Investors Life Insurance Company
                                    through
                United Investors Advantage Gold Variable Account

   The Advantage Gold variable annuity policy has 12 funding choices--one fixed account (paying a guaranteed minimum fixed rate of interest) and eleven variable investment divisions which invest in the following mutual fund portfolios of W&R Target Funds, Inc.:

  .Asset Strategy Portfolio
  .Balanced Portfolio
  .Bond Portfolio
  .Core Equity Portfolio
  .Growth Portfolio
  .High Income Portfolio
  .International Portfolio
  .Limited-Term Bond Portfolio
  .Money Market Portfolio
  .Science and Technology Portfolio
  .Small Cap Portfolio

Variable annuity policies involve certain risks, and you may lose some or all of your investment.

  .We do not guarantee how any of the investment divisions will perform.
  .The policy is not a deposit or obligation of any bank, and no bank endorses or guarantees the policy.
  .Neither the U.S. Government nor any Federal agency insures your investment in the policy.

Please read this prospectus carefully before investing, and keep it for future reference. It contains important information about the Advantage GoldSM variable annuity policy.

   To learn more about the policy, you may want to look at the Statement of Additional Information dated May 1, 2001 (known as the "SAI"). For a free copy of the SAI, contact us at:

                        United Investors Life Insurance Co.
                            Variable Products Division
                                  P.O. Box 10287
                          Birmingham, Alabama 35202-0287
                             Telephone: (800) 999-0317

   United Investors has filed the SAI with the U.S. Securities and Exchange Commission (the "SEC") and has incorporated it by reference into this prospectus. The SAI's table of contents appears on page 31 of this prospectus.

   The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information.

   Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                                                U-1530, Ed. 5-01

                               TABLE OF CONTENTS

Glossary.................................................................... iii
Summary.....................................................................   1
  The Policy................................................................   1
  Annuity Payments..........................................................   1
  Purchasing the Policy.....................................................   2
  Funding Choices...........................................................   2
  Charges and Deductions....................................................   2
  Taxes.....................................................................   5
  Surrender and Partial Withdrawals.........................................   5
  Death Benefit.............................................................   5
  Other Information.........................................................   5
  Inquiries.................................................................   7
United Investors Advantage Gold Variable Account............................   8
  W&R Target Funds, Inc. ...................................................   8
  Fund Management...........................................................  10
Fixed Account...............................................................  10
The Policy..................................................................  10
  State Variations..........................................................  10
  Issuance of a Policy......................................................  10
  Purchase Payments.........................................................  11
  Allocation of Purchase Payments...........................................  11
  Policy Value..............................................................  11
    Variable Account Value..................................................  11
    Fixed Account Value.....................................................  12
  Surrender and Withdrawals.................................................  12
    Withdrawals.............................................................  12
    Automatic Partial Withdrawals...........................................  13
    Surrender...............................................................  13
    Restrictions Under the Texas ORP and Section 403(b) Plan................  13
    Restrictions Under Other Qualified Policies.............................  14
  Transfers.................................................................  14
  Dollar Cost Averaging.....................................................  15
  Automatic Asset Rebalancing...............................................  15
  Interest Sweep............................................................  16
  Death Benefit.............................................................  16
  Required Distributions....................................................  17
  "Free Look" Period........................................................  18
Charges and Deductions......................................................  18
  Withdrawal Charge.........................................................  18
  Waiver of Withdrawal Charges Rider........................................  19
  Annual Policy Maintenance Charge..........................................  20
  Administration Fee........................................................  20
  Mortality and Expense Risk Charge.........................................  20
  Transaction Charge........................................................  21
  Premium Taxes.............................................................  21
  Federal Taxes.............................................................  21
  Fund Expenses.............................................................  21
  Reduction in Charges for Certain Groups...................................  21
Annuity Payments............................................................  22
  Election of Annuity Payment Method........................................  22

  Annuity Benefit Date......................................................  22
  Annuity Payment Methods...................................................  22
Distribution of the Policies................................................  24
Federal Tax Matters.........................................................  24
Historical Performance Data.................................................  28
Voting Rights...............................................................  28
United Investors Life Insurance Company.....................................  29
Published Ratings...........................................................  29
Legal Proceedings...........................................................  29
Financial Statements........................................................  30
Condensed Financial Information.............................................  30
Statement of Additional Information.........................................  31

The policy is not available in all states. This prospectus is not an offer to sell securities in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

Glossary
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--------------------------------------------------------------------------------
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 Annual Policy Maintenance Charge A deduction of $25 made on each policy anniversary for the administration of the policy. This charge is deducted from the variable investment divisions and the fixed account in the same proportion that their values bear to the policy value. The charge is waived on any policy anniversary on which the policy values equals or exceeds $25,000.
                                  The annual policy maintenance charge is
                                  referred to as an Annual Contract Maintenance
                                  Charge in the policy form.

 Annuitant                        The annuitant is the individual whose life
                                  expectancy determines the size of annuity
                                  payments and whose actual lifetime may
                                  determine the duration of annuity payments.

 Annuity Benefit Date             The date (or dates) on which annuity payments
                                  are to start.

 Beneficiary                      The beneficiary is the individual or
                                  individuals to whom the death benefit is paid
                                  if the owner (and any joint owner) dies
                                  before the annuity benefit date.

 Business Day                     Each day that the New York Stock Exchange and
                                  our administrative office are open.
                                  Currently, the Friday after Thanksgiving and,
                                  in most years, December 24 (Christmas Eve
                                  day) and December 31 (New Year's Eve day) are
                                  not business days.

 Joint Annuitant                  The joint annuitant, if any, is a second
                                  individual whose joint life expectancy with
                                  the annuitant determines the size of annuity
                                  payments and whose actual lifetime with the
                                  annuitant may determine the duration of
                                  annuity payments.

 Net Purchase Payment             The purchase payment less any deduction for
                                  premium taxes.

 Owner's Designated Beneficiary   The owner's designated beneficiary (a joint
                                  owner, if any, or the beneficiary named in
                                  the policy) is the individual who becomes
                                  owner of the policy upon the death of an
                                  owner.

 Payment Option Beneficiary       The payment option beneficiary is the person,
                                  persons or entity entitled to receive the
                                  amount payable upon death of the annuitant.

 Policy Year                      A policy year is a year that starts on the
                                  policy's effective date or on a policy
                                  anniversary.

 Surrender Value                  The policy value less any withdrawal charges,
                                  the annual policy maintenance charge, and
                                  applicable deductions for premium taxes.

 We, us, our                      We are United Investors Life Insurance
                                  Company.

 You, your                        You are the policy owner.

Summary
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--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   This is a summary of some of the more important points that you should know about the Advantage Gold variable annuity policy. This policy is no longer being actively marketed, although you can still make additional purchase payments if you own a policy.

The Policy

   The Advantage Gold variable annuity policy lets you invest on a tax-deferred basis for your retirement or other long-term purposes. Tax deferral allows the entire amount you have invested to remain in the policy where it can continue to produce an investment return. Therefore, your money could grow faster than in a comparable taxable investment where current income taxes would be due each year.

   You may divide your Advantage Gold policy value among the fixed account and eleven variable investment divisions which invest in portfolios of W&R Target Funds, Inc. We guarantee the principal and a minimum interest rate you will receive from the fixed account. However, the value of what you allocate to the eleven variable investment divisions is not guaranteed. Instead, your investment in the variable investment divisions will go up or down with the performance of the particular W&R Target Funds portfolios you select. You may lose money on investments in the variable investment divisions.

   Like most annuity policies, different rules apply to the Advantage Gold policy before and after the annuity benefit date you select for your policy. Before the annuity benefit date, you may invest more money in your policy. After the annuity benefit date, we make one or more annuity payments. The amount of money you accumulate in your policy before the annuity benefit date has a major effect on the size of the payments we make after the annuity benefit date.

   This policy is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes; and for persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferred feature is most attractive to people in high Federal and state tax brackets. You should not buy this policy if you are looking for a short-term investment or if you cannot take the risk of losing money that you put in.

   There are various additional fees and charges associated with variable annuities. You should consider whether the features and benefits unique to variable annuities, such as the opportunity for lifetime income payments, a guaranteed death benefit and the guaranteed level of certain charges are appropriate for your needs. Variable annuities provide tax-deferral when purchased outside of qualified plans. However, the tax deferral features of variable annuities are unnecessary when purchased to fund a qualified plan, since the plan would already provide tax deferral in most cases.

Annuity Payments

   On the annuity benefit date, you may apply your policy value to receive fixed annuity payments, variable annuity payments or a combination. We guarantee that fixed annuity payments will remain constant throughout the payment period. However, the amount of each variable annuity payment will go up or down with the performance of the particular investment divisions you select.

   You may choose among the following types of annuity payments:

1. Payments for the lifetime of an individual you select (the annuitant).

2. Payments for the lifetime of the survivor of two individuals you select (the annuitant and joint annuitant).

3. Payments for the lifetime of an individual (the annuitant), but guaranteed to continue for various periods of between 5 years and 30 years.

   Other annuity payment methods are available with our written consent.

Purchasing the Policy

   Your policy can be either a "qualified" policy (one that qualifies for favorable Federal income tax treatment), or a policy on a non-qualified tax basis. For a non-qualified policy, the minimum initial investment is $2,000. For a qualified policy, the initial investment must be at least $1,200. As an exception, we will accept installments of at least $100 per month through a bank draft authorization or a pre-approved group payment method for both qualified or non-qualified policies. You can make more investments of at least $100 each before the annuity benefit date (or your age 90 if earlier).

Funding Choices

   You may allocate each new investment (and your existing policy value) among variable investment divisions which invest in the following eleven portfolios of W&R Target Funds, Inc.:

  .Asset Strategy Portfolio
  .Balanced Portfolio
  .Bond Portfolio
  .Core Equity Portfolio
  .Growth Portfolio
  .High Income Portfolio
  .International Portfolio
  .Limited-Term Bond Portfolio
  .Money Market Portfolio
  .Science and Technology Portfolio
  .Small Cap Portfolio

   In most states, you may also allocate purchase payments and your policy value to the fixed account. We guarantee your fixed account allocation will earn at least 3% interest per year.

Charges and Deductions

   We do not deduct any charges from your purchase payments when received, except for any premium taxes charged in your location.

   We make two types of deductions from your policy value for certain administrative expenses. First, we deduct a flat charge of $25 a year from each policy. We will waive this charge if your policy value on the policy anniversary is at least $25,000. Second, we deduct a daily charge at an effective annual rate of 0.15% of the assets of each variable investment division.

   If you surrender your policy or make a cash withdrawal, we may deduct a withdrawal charge. This withdrawal charge is 7% of purchase payments withdrawn that are less than one year old. It decreases by 1% for each additional year since we received the purchase payment deemed to be withdrawn. There is no withdrawal charge on purchase payments seven or more years old at the time they are withdrawn.

   We also do not deduct a withdrawal charge on the free withdrawal amount. Each year, the free withdrawal amount is the greater of:

  (a) 12% of the total purchase payments you have invested in the policy; or

  (b) 100% of earnings. Earnings are the amount by which your policy value exceeds the total purchase payments you have made.

   For each withdrawal in excess of 12 in any one policy year, we deduct a transaction charge of no more than $20.

   We also deduct a daily charge from the variable investment divisions to compensate us for certain mortality and expense risks. This charge is at an effective annual rate of 1.25% of assets. In addition, investment management fees, 12b-1 fees, and other expenses are deducted from each portfolio of W&R Target Funds, Inc.

   See the tables below and on the following page for a summary of these charges and deductions. (We may also deduct premium tax charges.)

 Policy Owner Transaction Expenses:

Maximum Transaction Charge (for each withdrawal in excess of 12 per policy year).......................................................... $20.00

 Withdrawal Charge (% of purchase payment being withdrawn):

   Years
   Since
   Purchase   less
   Payment    than 1         1         2         3         4         5         6       7+
 ----------------------------------------------------------------------------------------
   % Charge      7%         6%        5%        4%        3%        2%        1%        0

  Annual Policy Maintenance Charge...................................... $25.00

  Variable Account Annual Expenses:
  Administration Charge.................................................   0.15%
  Mortality and Expense Risk Charge.....................................   1.25%
                                                                         ------
  Total Variable Account Annual Expenses................................   1.40%

                  W&R Target Funds, Inc. Annual Expenses(/1/)
                        (% of average daily net assets)

                             Management   12b-1       Other     Total Portfolio
  Portfolio                     Fee     Fees(/2/) Expenses(/3/)    Expenses
-------------------------------------------------------------------------------
  Asset Strategy               0.70%      0.23%       0.13%          1.06%
-------------------------------------------------------------------------------
  Balanced                     0.70%      0.25%       0.05%          1.00%
-------------------------------------------------------------------------------
  Bond                         0.53%      0.25%       0.06%          0.84%
-------------------------------------------------------------------------------
  Core Equity (formerly In-
   come Portfolio)             0.70%      0.25%       0.03%          0.98%
-------------------------------------------------------------------------------
  Growth                       0.69%      0.25%       0.02%          0.96%
-------------------------------------------------------------------------------
  High Income                  0.63%      0.25%       0.08%          0.96%
-------------------------------------------------------------------------------
  International                0.85%      0.25%       0.13%          1.23%
-------------------------------------------------------------------------------
  Limited-Term Bond            0.50%      0.25%       0.15%          0.90%
-------------------------------------------------------------------------------
  Money Market                 0.40%      0.25%       0.10%          0.75%
-------------------------------------------------------------------------------
  Science and Technology       0.85%      0.25%       0.04%          1.14%
-------------------------------------------------------------------------------
  Small Cap                    0.85%      0.25%       0.03%          1.13%

(/1/) These expenses are deducted directly from the assets of the W&R Target Funds, Inc. portfolios and therefore reduce their net asset value. Waddell & Reed Investment Management Company, the investment adviser of W&R Target Funds, Inc., supplied the above information, and we have not independently verified it. See the W&R Target Funds, Inc. prospectus for more complete information.

(/2/) Each portfolio pays a service fee to Waddell & Reed, Inc., the principal underwriter of W&R Target Funds, Inc. of no more than 0.25% of the portfolio's average annual net assets. The fee compensates Waddell & Reed, Inc. for arranging to provide personal services to policy owners and to maintain their policies. This is a Service Plan as permitted by Rule 12b-1 under the Investment Company Act of 1940.

(/3/) Other Expenses are those incurred for the year ended December 31, 2000.

   Examples. The following tables give examples of expenses you might pay, on a $1,000 investment, assuming 5% annual return on assets.

-> If you surrender your policy at the end of the applicable time period, you would pay the following expenses:

  Investment Division                        1 year                                       3 years
  -------------------                        ------                                       -------
  Asset Strategy                              $85                                          $116
  Balanced                                    $84                                          $114
  Bond                                        $82                                          $109
  Core Equity                                 $84                                          $113
  Growth                                      $84                                          $113
  High Income                                 $83                                          $113
  International                               $86                                          $121
  Limited-Term Bond                           $83                                          $111
  Money Market                                $82                                          $106
  Science and Technology                      $85                                          $118
  Small Cap                                   $85                                          $118

-> If you do not surrender or you annuitize your policy at the end of the applicable time period, you would pay the following expenses:

  Investment Division                        1 year                                       3 years
  -------------------                        ------                                       -------
  Asset Strategy                              $25                                           $76
  Balanced                                    $24                                           $74
  Bond                                        $22                                           $69
  Core Equity                                 $24                                           $73
  Growth                                      $24                                           $73
  High Income                                 $23                                           $74
  International                               $26                                           $81
  Limited-Term Bond                           $23                                           $71
  Money Market                                $22                                           $66
  Science and Technology                      $25                                           $78
  Small Cap                                   $25                                           $78

   The purpose of these tables is to assist you in understanding the various costs and expenses that you will bear, directly and indirectly. These tables reflect the expenses of the variable account and the underlying mutual fund portfolios. These examples do not reflect the $25 annual policy maintenance charge based on an average account value of $50,000. These examples do not reflect any premium tax charges.

   These examples do not represent past or future expenses. Actual expenses may be greater or less than those shown. The assumed 5% return is purely hypothetical. Actual returns (investment performance) will vary, and may be more or less than 5%.

Taxes

   You are generally required to pay taxes on amounts earned in a non-qualified policy only when they are withdrawn. When you take distributions or withdrawals from your policy, taxable earnings are considered to be paid out first, followed by your investment in the policy.

   You are generally required to pay taxes on all amounts withdrawn from a qualified policy because in most cases purchase payments were made with before-tax dollars. You are not required to pay taxes on distributions of purchase payments made with after-tax dollars.

   Distributions from the policy are taxed as ordinary income. You may owe a 10% Federal tax penalty for distributions or withdrawals taken before age 59 1/2.

Surrender and Withdrawals

   You may surrender the policy before the annuity benefit date for the surrender value, which is the policy value less any withdrawal charge, the annual policy maintenance charge, and any premium tax charge.

   You may withdraw cash from your policy value. The withdrawal must be at least $250, and the policy value remaining after the withdrawal must be at least $2,000.

   Surrenders and withdrawals for qualified policies may be severely restricted or prohibited.

   You cannot surrender the policy or withdraw cash after the annuity benefit date.

Death Benefit

   The policy provides a death benefit if any policy owner dies before the annuity benefit date. We will pay the death benefit in a lump sum or as a series of annuity payments, as permitted under applicable law.

   The death benefit will always be at least the greatest of:

  (a) your policy value at the time the death benefit is paid; or

  (b) the total purchase payments you have invested in the policy (reduced for any withdrawals you have made and withdrawal charges); or

  (c) the highest of your policy value on the fifth anniversary date, and every fifth anniversary thereafter prior to the policy owner's or any joint owner's 90th birthday (or the annuitant's 90th birthday if the policy owner is not a natural person), plus any purchase payments made since then, reduced for any withdrawals you have made, and withdrawal charges you have incurred since then.

Other Information

   Free Look: You may cancel the policy by returning it within 10 days after you receive it. When we receive the returned policy, we will cancel it and generally refund your policy value plus any charges deducted. In some states we will refund the full amount of your purchase payments instead. (The "free look" period may be longer in some states.)

   Automatic Partial Withdrawals: You may arrange for automatic partial withdrawals of the same dollar amount to be made every month, three months, six months, or twelve months. Automatic partial withdrawals cannot exceed the free withdrawal amount in any one policy year. Automatic partial withdrawals are not subject to the $250 minimum amount, or to the transaction charge for more than 12 withdrawals in any one policy year. These withdrawals may be taxable, and you may also incur a 10% Federal tax penalty before age 59 1/2.

   Waiver of Withdrawal Charges Rider: If your policy includes the waiver of withdrawal charges rider, we will waive withdrawal charges under certain conditions if you (1) become confined in a qualified nursing home, qualified hospital, or qualified hospice care program; (2) become totally disabled; or
(3) are diagnosed with a terminal illness.

   Transfers: Before the annuity benefit date, you may transfer all or part of your policy value among the 12 funding choices. However, you may transfer out of the fixed account only once each policy year (except dollar cost averaging, automatic asset rebalancing or interest sweep transfers). Other restrictions may apply, especially to fixed account transfers.

   After the annuity benefit date, you may reallocate your annuity interest among the variable investment divisions or from the variable investment divisions to the fixed account once each policy year. However, after the annuity benefit date, transfers from the fixed account to the variable investment divisions are not permitted.

   Dollar Cost Averaging: Before the annuity benefit date, you may have automatic transfers of a pre-determined amount made from the fixed account or the money market variable investment division to any of the other variable investment divisions. Certain minimums and other restrictions apply.

   Automatic Asset Rebalancing: Before the annuity benefit date, this option allows you to have automatic transfers occur at selected intervals to rebalance your policy value according to your current premium allocation instructions. Certain minimums and other restrictions apply.

   Interest Sweep: This option allows you to transfer interest earned on the fixed account to any combination of the eleven variable investment divisions. Certain minimums and other restrictions apply.

   Tax-Free "Section 1035" Exchanges: You can generally exchange one annuity policy for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. Remember that if you exchange another annuity for the one described in this prospectus, you might have to pay a surrender charge on your old annuity, there will be a new surrender charge period for this contract, other charges may be higher (or lower) and the benefits may be different. You should not exchange another annuity for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this policy (that person will generally earn a commission if you buy this policy through an exchange or otherwise).

   Financial Information: Condensed financial information for the variable investment divisions begins at page 30 of this prospectus. Our financial statements, and full financial statements for the variable investment divisions, are in the Statement of Additional Information.

   State Variations: Certain provisions of the policies may be different than the general description in this prospectus, and certain riders and options may not be available, because of legal requirements in your state. See your policy for specific variations since any such state variations will be included in your policy or in riders or endorsements attached to your policy. Contact our home office for additional information that may be applicable to your state.

Inquiries

   If you have questions about your policy or need to make changes, contact your financial representative who sold you the policy, or contact us at:

United Investors Life Insurance Company
Variable Products Division
P. O. Box 10287
Birmingham, Alabama 35202-0287
Telephone: (800) 999-0317

 ----------------------------------------------------------------------------

   NOTE: Because this is a summary, it does not contain all the information that may be important to you. You should read this entire prospectus and the W&R Target Funds, Inc. prospectus carefully before investing. For qualified policies, the requirements of a particular retirement plan, an endorsement to the policy, or limitations or penalties imposed by the Internal Revenue Code may impose limits or restrictions on purchase payments, surrenders, distributions or benefits, or on other provisions of the policy. This prospectus does not describe these limitations or restrictions. (See "Federal Tax Matters.")

United Investors Advantage Gold Variable Account
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   The variable investment divisions are "sub-accounts" or divisions of the United Investors Advantage Gold Variable Account (the "Variable Account"). We established the Variable Account as a segregated asset account on September 15, 1999. The Variable Account will receive and invest the purchase payments allocated to the variable investment divisions. Our Variable Account is currently divided into eleven investment divisions. Each division invests exclusively in shares of a single portfolio of W&R Target Funds, Inc. Income, gains and losses arising from the assets of each investment division are credited to or charged against that division without regard to income, gains or losses from any other investment division of the Variable Account or arising out of any other business we may conduct.

   The assets in the Variable Account are our property. However, the assets allocated to the variable investment divisions that are attributable to the policy values are not chargeable with liabilities arising out of any other business that we may conduct.

   The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. It meets the definition of a "separate account" under the Federal securities law. However, the SEC does not supervise the management or investment practices or policies of the Variable Account or us.

W&R Target Funds, Inc.

   The Variable Account invests in shares of W&R Target Funds, Inc., a mutual fund with the following separate investment portfolios available to the Variable Account:

   1. Asset Strategy Portfolio;
   2. Balanced Portfolio;
   3. Bond Portfolio;
   4. Core Equity Portfolio;
   5. Growth Portfolio;
   6. High Income Portfolio;
   7. International Portfolio;
   8. Limited-Term Bond Portfolio;
   9. Money Market Portfolio;
  10. Science and Technology Portfolio; and
  11. Small Cap Portfolio.

   The assets of each portfolio of W&R Target Funds, Inc. are separate from the assets of the other portfolios. Thus, each portfolio operates separately, and the income, gains, or losses of one portfolio have no effect on the investment performance of any other portfolio.

   W&R Target Funds, Inc. is designed to provide an investment vehicle for variable annuity and variable life insurance contracts issued by various insurance companies. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the W&R Target Funds, Inc. prospectus.

   The investment objectives and policies of each portfolio are summarized below. There is no assurance that any of the portfolios will achieve their stated objectives. More detailed information, including a description of risks, is in the W&R Target Funds, Inc. prospectus, which accompanies this prospectus.

  Portfolio      Investment Objective and Certain Policies
-------------------------------------------------------------------------------
  Asset Strategy The Asset Strategy Portfolio seeks high total return over the long-term. It seeks to achieve its goal by allocating its
                 assets among stocks, bonds of any quality and short-term
                 instruments.
-------------------------------------------------------------------------------
  Balanced       The Balanced Portfolio seeks as a primary goal, current
                 income, with a secondary goal of long-term appreciation of capital. It invests primarily in a mix of stocks, debt
                 securities and short-term instruments, depending on market conditions.
-------------------------------------------------------------------------------
  Bond           The Bond Portfolio seeks a reasonable return with emphasis on preservation of capital. It seeks to achieve its goal by
                 investing primarily in domestic debt securities, usually of investment grade.
-------------------------------------------------------------------------------
  Core Equity    The Core Equity Portfolio (formerly Income Portfolio) seeks capital growth and income. It invests primarily in common
                 stocks of large U.S. and foreign companies that have the
                 potential for capital appreciation or are expected to resist market decline.
-------------------------------------------------------------------------------
  Growth         The Growth Portfolio seeks capital growth, with a secondary goal of current income. It seeks to achieve its goal by
                 investing primarily in common stocks of U.S. and foreign
                 companies with market capitalization of at least $1 billion representing faster growing sectors of the economy, such as the technology, health care and consumer-oriented sectors.
-------------------------------------------------------------------------------
  High Income    The High Income Portfolio seeks as a primary goal a high level of current income with a secondary goal of capital growth. It seeks to achieve its goals by investing primarily in high-
                 yield, high-risk, fixed-income securities of U.S. and foreign issuers, the risks of which are consistent with the
                 Portfolio's goals.
-------------------------------------------------------------------------------
  International  The International Portfolio seeks as a primary goal, long-term appreciation of capital, with a secondary goal of current
                 income. It seeks to achieve its goals by investing primarily in common stocks of foreign companies that may have the
                 potential for long-term growth.
-------------------------------------------------------------------------------
  Limited-Term   The Limited-Term Bond Portfolio seeks a high level of current
  Bond           income consistent with preservation of capital. It seeks to achieve its goal by investing primarily in investment-grade debt securities of U.S. issuers, including U.S. Government securities.
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  Money Market   The Money Market Portfolio seeks current income consistent with stability of principal. It seeks to achieve its goal by investing in U.S. dollar-denominated, high quality money
                 market obligations and instruments.
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  Science and    The Science and Technology Portfolio seeks long-term capital
  Technology     growth. It seeks to achieve its goals by concentrating its investments primarily in the common stock of U.S. and foreign companies whose products, processes or services are expected to be significantly benefited by the use or application of scientific or technological discoveries or developments.
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  Small Cap      The Small Cap Portfolio seeks capital growth. It seeks to
                 achieve its goal by investing primarily in common stocks of relatively new or unseasoned companies in their early stages of development, or smaller companies positioned in new or in emerging industries where the opportunity for rapid growth is above average.

Fund Management

   Waddell & Reed Investment Management Company, the manager of W&R Target Funds, Inc., provides investment advisory services to its portfolios. The manager is a wholly-owned indirect subsidiary of Waddell & Reed Financial, Inc., a publicly held company.

Fixed Account
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   The funding choice guaranteeing your principal and a minimum fixed rate of interest is called the "fixed account." It is not registered under the Securities Act of 1933, and it is not registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests therein are subject to the provisions or restrictions of these Federal securities laws, and the disclosure regarding the fixed account has not been reviewed by the staff of the SEC.

   The fixed account is a part of our general account, which includes all of our assets other than those in any separate account. We guarantee that we will credit interest at a rate of not less than 3% per year to investment amounts allocated to the fixed account. We may credit interest at a rate in excess of 3% per year, but any excess interest credited will be determined in our sole discretion. The policy owner assumes the risk that interest credited to the fixed account may not exceed 3% per year. The fixed account may not be available in all states.

   As the policy owner, you determine the allocation of policy value to the fixed account. Before the annuity benefit date, you may transfer all or part of the values held in the fixed account to one or more of the variable investment divisions once per policy year. This restriction will not apply to automatic transfers from the fixed account in the Dollar Cost Averaging, Interest Sweep, or Automatic Asset Rebalancing options. After the annuity benefit date, transfers out of the fixed account are not allowed. After the annuity benefit date, values in the variable investment divisions may be transferred to the fixed account only once per policy year. (See "Transfers.")


The Policy
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   The policy is a deferred variable annuity. Your rights and benefits as owner of the policy are described below and in the policy. However, we reserve the right to modify the policy to comply with any law or regulation, or to give you the benefit of any law or regulation, where permitted by state law.

State Variations

   Certain provisions of the policies may be different than the general description in this prospectus, and certain riders and options may not be available, because of legal requirements in your state. See your policy for specific variations since any such state variations will be included in your policy or in riders or endorsements attached to your policy. Contact our home office for additional information that may be applicable to your state.

Issuance of a Policy

   If you wish to purchase a policy, you must complete an application and send it to our home office. We will generally accept your application if it conforms to our requirements, but we reserve the right to reject any application or purchase payment. If the application can be accepted in the form received, the initial net purchase payment will be applied within two business days after the latter of receipt of the application or receipt of the initial purchase payment. If the initial net purchase payment cannot be applied within five business days after receipt because the application is incomplete, we will contact you with an explanation for the delay. Your initial purchase payment will be returned at that time unless you let us hold it and apply it as soon as the remaining application requirements are met.

   Both you (the policy owner) and the annuitant (if different) must be 90 years old or less when you purchase a policy.

   The policy will only become effective when we accept your application.

Purchase Payments

   The initial purchase payment for non-qualified policies must be at least $2,000. For qualified policies, the initial purchase payment must be at least $1,200. As an exception, if purchase payments will be made by means of a bank draft authorization or a group payment method approved in advance by us, we will accept installments of $100 per month for the first year. Additional purchase payments may be in amounts of $100 or more.

   If you make no purchase payments during a 24-month period and your previous purchase payments total less than $2,000, we have the right to cancel your policy by paying you the policy value in a lump sum, after a 30-day notice, unless during that time you make an additional purchase payment.

   No additional purchase payments may be made after the annuity benefit date, or on or after the policy anniversary following the owner's or any joint owner's 90th birthday (or the annuitant's 90th birthday if the owner is not a natural person).

Allocation of Purchase Payments

   You determine in the application how the initial net purchase payment (the purchase payment less any premium tax charge) will be allocated among the variable investment divisions and the fixed account. You may use any whole percentage to allocate your purchase payments, from 0% to 100%.

   On your policy's effective date, the initial net purchase payment will be allocated among the variable investment divisions and the fixed account according to your allocation instructions.

   If we receive an additional purchase payment, we will allocate the net purchase payment among the funding choices according to your instructions. These will be the allocations you specify in the application, or new instructions you provide.

   Your policy value will vary with the investment performance of the variable investment divisions you select. You bear the entire risk for amounts allocated to the variable investment divisions. You should periodically review your allocations of policy value in light of all relevant factors, including market conditions and your overall financial planning requirements.

Policy Value

   Your policy value prior to the annuity benefit date is equal to:

  (a) your variable account value; plus

  (b) your fixed account value.

   Variable Account Value. Your variable account value is not guaranteed. It equals the sum of the values of the variable investment divisions under the policy. The value of each variable investment division is calculated on each business day. Business days generally are Monday through Friday, except holidays when the New York Stock Exchange or United Investors' Home Office is closed.

   On your policy's effective date, your variable account value is equal to the portion of the initial net purchase payment allocated to the variable investment divisions. On any business day thereafter, the value of each variable investment division under your policy equals:

  (a) the value of the investment division on the previous business day, increased or decreased by its investment experience and daily charge; plus

  (b) the amount of any net purchase payments allocated to the investment division since the previous business day; plus

  (c) the amount of any transfers into the investment division since the previous business day; minus

  (d) the amount of any withdrawals (including any withdrawal charge or transaction charge) from the investment division since the previous business day; minus

  (e) the amount of any transfers out of the investment division since the previous business day; minus

  (f) the portion of the annual policy maintenance charge allocated to the investment division since the previous business day; minus

  (g) the portion of any deduction for taxes allocated to the investment division since the previous business day.

   Deductions (f) and (g) will be made from each investment division in the same proportion that the value of the investment division bears to your entire policy value.

   Fixed Account Value. At the end of any business day, your fixed account value is equal to:

  (a) the sum of all net purchase payments allocated to the fixed account;
      plus

  (b) any amounts transferred into the fixed account; plus

  (c) total interest credited; less

  (d) any amounts transferred out of the fixed account; less

  (e) the portion of any withdrawals, withdrawal charges, and transaction charges allocated to the fixed account; less

  (f) the portion of the annual policy maintenance charge and taxes allocated to the fixed account.

The annual policy maintenance charge will only be deducted from the fixed account to the extent that interest has been credited in excess of the guaranteed interest rate of 3% during the preceding policy year.

Surrender and Withdrawals

   Withdrawals. You generally may make a withdrawal from your policy value prior to the annuity benefit date. You must send a written request to our home office in a form acceptable to us. A withdrawal must be for at least $250 (except for automatic partial withdrawals), and your remaining policy value must be at least $2,000 after a withdrawal. If your policy value would be less than $2,000, we will treat the request for a withdrawal as a request for complete surrender of your policy. We will ordinarily pay a withdrawal within seven days of receipt of your written request (unless the check for your purchase payment has not yet cleared your bank). We may defer payment of any amounts from the fixed account for up to six months. If we defer payment from the fixed account for more than 30 days, we will pay interest on the amount deferred at a rate not less than 3% per year.

   You can specify that the withdrawal should be made from a particular funding choice (or choices). If you do not specify this, then the withdrawal will be made from the funding choices in the same proportions that their values bear to your total policy value.

   You may request up to 12 withdrawals per policy year without a transaction charge. If you request more than these 12 withdrawals, there will be a $20 transaction charge (or 2% of the amount withdrawn, if less) for each additional withdrawal during that policy year (except for automatic partial withdrawals). Also, withdrawal charges of up to 7% may apply to withdrawal amounts in a policy year that exceed the free withdrawal amount. (See "Withdrawal Charge" and "Transaction Charge.") Any transaction charge or withdrawal charge will be deducted from your remaining policy value, or from the amount paid if your remaining policy value is insufficient. No withdrawals may be made after the annuity benefit date.

   Withdrawals may be subject to a 10% Federal tax penalty and to income tax. (See "Federal Tax Matters.")

   Automatic Partial Withdrawals. You may also establish automatic partial withdrawals by submitting a one-time written request. These automatic partial withdrawals of a fixed dollar amount may be requested on a monthly, quarterly, semi-annual or annual basis. The maximum amount of automatic partial withdrawals in any one policy year is the free withdrawal amount. Automatic partial withdrawals are only available before the annuity benefit date. They are not subject to the $250 minimum, and the $20 transaction charge does not apply. Withdrawals will continue until your policy value is exhausted, unless you stop them earlier by submitting a written request.

   Automatic partial withdrawals are subject to all the other policy provisions and terms. If an additional withdrawal is made from a policy participating in automatic partial withdrawals, the automatic partial withdrawals will terminate automatically and may be resumed only on or after the next policy anniversary.

   Automatic partial withdrawals may be subject to a 10% Federal tax penalty and to income tax. (See "Federal Tax Matters.")

   Surrender. You may surrender your policy for its policy value, less any withdrawal charge, annual policy maintenance charge, and premium taxes, by sending a written request to our home office. (The withdrawal charge, described below, is only applicable if a surrender occurs in the first seven years following receipt of a purchase payment.) A surrender will ordinarily be paid within seven days of receipt of your written request (unless the check for a purchase payment has not yet cleared your bank). Your policy will terminate as of the date we receive your written request for surrender. Surrenders are generally taxable transactions, and may be subject to a 10% Federal tax penalty. (See "Federal Tax Matters.") No surrender may be made after the annuity benefit date.

   Restrictions Under the Texas ORP and Section 403(b) Plans. The Texas Educational Code does not permit participants in the Texas Optional Retirement Program ("ORP") to withdraw or surrender their interest in a variable annuity contract issued under the ORP except upon:

  (a) termination of employment in the Texas public institutions of higher education;

  (b) retirement; or

  (c) death.

Accordingly, a participant in the ORP (or the participant's estate if the participant has died) will be required to obtain a certificate of termination from the employer or a certificate of death before the account can be redeemed.

   Similar restrictions apply to variable annuity contracts used as funding vehicles for Section 403(b) retirement plans. Section 403(b) of the Internal Revenue Code provides for tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. As required by Section 403(b), any policy used for a Section 403(b) plan will prohibit distributions of:

  (a) elective contributions made in years beginning after December 31, 1988;

  (b) earnings on those contributions; and

  (c) earnings on amounts attributable to elective contributions held as of the end of the last year beginning before January 1, 1989.

However, distributions of such amounts will be allowed upon:

  (a) death of the employee;

  (b) reaching age 59 1/2;

  (c) separation from service;

  (d) disability; or

  (e) financial hardship (except that income attributable to elective contributions may not be distributed in the case of hardship).

   Restrictions Under Other Qualified Policies. Other restrictions on surrenders or with respect to the election, commencement, or distributions of benefits may apply under qualified policies or under the terms of the plans for which qualified policies are issued. (See "Federal Tax Matters.")

Transfers

   Transfers of Policy Value. You may transfer all or part of your variable account value out of a variable investment division (to one or more of the other variable investment divisions or to the fixed account) at any time before the annuity benefit date, except as described below. You may transfer all or a part of your fixed account value to one or more of the variable investment divisions once per policy year before the annuity benefit date. This restriction does not apply to automatic transfers of pre-selected amounts from the fixed account or the money market variable investment division to another variable investment division. (See "Dollar Cost Averaging," "Automatic Asset Rebalancing," and "Interest Sweep.")

   You may make 12 transfers in a policy year. Transferring from one variable investment division into two or more other variable investment divisions counts as one transfer request. However, transferring from two variable investment divisions into one variable investment division counts as two transfer requests. Transfers from the fixed account are counted in the same manner. If a transfer is made out of the fixed account, we reserve the right to prohibit transfers into the fixed account for six months from the transfer date.

   In addition, each policy year we reserve the right to limit any amount transferred from the fixed account to a variable investment division to the greater of:

  (a) 25% of the prior policy anniversary's fixed account value; or

  (b) the amount of the prior policy year's transfer.

   Transfers of Annuity Units. After the annuity benefit date, the annuitant may transfer annuity units among the variable investment divisions or from the variable investment divisions to the fixed account, once per policy year. Transfers from the fixed account to the variable investment divisions are not allowed after the annuity benefit date.

   Transfer Procedures. Transfers may be made by a written request to our home office or by calling us if a written authorization for telephone transfers is on file. A transfer will take effect on the date we receive the request at our home office if it is received by 4:00 p.m Eastern time; otherwise it will take effect on the following business day. We may, however, defer transfers under the same conditions that we may delay paying proceeds. (See the Statement of Additional Information for details.) We reserve the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.

   If we allow telephone requests, we will employ reasonable procedures to determine that telephone transactions are genuine. These procedures may include requiring callers to identify themselves and the policy owner or others (e.g., beneficiary) by name, social security number, date of birth, or other identifying information. There are risks associated with telephone transactions that don't occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. We will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized telephone requests that we believe are genuine. We may record telephone requests.

   The policies are first and foremost annuity policies, designed primarily for retirement or other long-term financial planning, and are not designed for or appropriate for market timers or other persons that use programmed, large, or frequent transfers. The use of such transfers can be disruptive to an underlying portfolio and harmful to other policy owners invested in the portfolio. We therefore reserve the right to reject any transfer request (or purchase payment) from any person if, in our judgment, an underlying portfolio or other policy owners would potentially be adversely affected, or if an underlying portfolio objects to or would reject our transaction order. We may impose severe restrictions on transfers or even prohibit them for particular policy owners who, in our view, have abused or appear likely to abuse the transfer privilege.

Dollar Cost Averaging

   The dollar-cost averaging program permits you to systematically transfer an amount from the fixed account (where available) or the money market variable investment division to any of the other variable investment divisions on a periodic basis prior to the annuity benefit date. The amount transferred may be
(1) a specified dollar amount from each account, (2) a percentage of the value in each account, or (3) an amount determined from a beginning date to an ending date you select, by reducing the value in each account to zero over the specified period. Dollar cost averaging may occur on the same day of the month either monthly, quarterly, semi-annually or annually. (If that day of the month does not fall on a business day, then transfers will be made on the next following business day.) Transfers will be made at the unit values determined on the date of each transfer.

   The minimum automatic transfer of a specified dollar amount is $100. If the transfer is to be made into more than one variable investment division, a minimum of $25 must be transferred into each variable investment division selected.

   The dollar cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar cost averaging does not assure a profit or protect against a loss.

   You may elect to participate in the dollar cost averaging program at any time by sending a written request to our home office. Once elected, dollar cost averaging remains in effect from the date we receive your request until the value of the fixed account or money market variable investment division you are transferring from is depleted, or until you cancel your participation in the program by written request or by telephone. There is no additional charge for dollar cost averaging. A transfer under this program is not counted as a transfer for purposes of the 12-transfer per year limit specified in "Transfers" above. We reserve the right to modify or discontinue offering the dollar cost averaging program at any time and for any reason.

Automatic Asset Rebalancing

   Before the annuity benefit date, this option allows you to set up transfers to occur at selected intervals that will reallocate your policy value according to your current premium allocation percentages. After the transfers, the ratio of the value in each investment option to the value for all the investment options included in automatic rebalancing will equal the percentages chosen by you for each investment option. You may change your allocation percentages for automatic rebalancing at any time. Automatic rebalancing may occur on the same day of the month, either quarterly, semi-annually or annually. If you select the fixed account or the money market investment division in the dollar cost averaging program, you may not include that option in your automatic asset rebalancing program.

   Automatic asset rebalancing provides you with a method for maintaining a consistent approach to investing your policy value over time, and simplifies asset allocation among those investments that you and your advisor have determined represent the appropriate mix at any particular time. You should consider, however, that transfers will be made from investments which have outperformed other investment options since the last reallocation of your policy value to less successful investment options. Automatic rebalancing does not assure a higher or lower investment return over short or long term horizons.

   You may elect to participate in the automatic rebalancing program at any time by sending a written request to our home office. Once elected, automatic rebalancing remains in effect from the date we receive your request until you cancel your participation in the program by written request or by telephone. There is no additional charge for automatic rebalancing. A transfer under this program is not counted as a transfer for purposes of the 12-transfer per year limit discussed above. We reserve the right to modify or discontinue offering automatic rebalancing at any time and for any reason.

Interest Sweep

   Before the annuity benefit date, you may request that interest earned on amounts allocated to the fixed account (where available) be transferred to any combination of variable investment divisions. You specify the investment divisions, the frequency of the transfers (either monthly, quarterly, semi-annually or annually), and the day of each month to make the transfers (1st-
28th). We will make all interest sweep transfers on the day you specify or on the next business day (if the day you have specified is not a business day).

   You may elect to participate in the interest sweep program at any time by sending a written request to our home office. Once elected, interest sweep remains in effect from the date we receive your request until you cancel your participation in the program by written request or by telephone. There is no additional charge for interest sweep. A transfer under this program is not counted as a transfer for purposes of the 12-transfer limit discussed in "Transfers" above, nor is it included in determining the limitation on amounts transferred from the fixed account.

Death Benefit

   The policy pays a death benefit to the beneficiary named in the policy if the owner (or any joint owner) dies before the annuity benefit date while the policy is in force (unless the annuitant is also an owner; see below). The death benefit is the greatest of:

  (a) the policy value;

  (b) the total purchase payments made, reduced for any amounts withdrawn and any withdrawal charges; or

  (c) the highest of the policy values on the fifth anniversary, and every fifth anniversary thereafter prior to the policy anniversary following the owner's or any joint owner's 90th birthday (or the annuitant's 90th birthday if the policy owner is not a natural person), plus any purchase payments made since then, reduced for any withdrawals you have made, and withdrawal charges you have incurred since then.

   Adjustment for amounts withdrawn and withdrawal charges will reduce the death benefit under (b) and (c) above in the same proportion that they reduced the policy value on the date of the withdrawal. This could be more than the dollar amount withdrawn. The death benefit under (c) above will not increase on or after the policy anniversary following the owner's, or any joint owner's, 90th birthday, (or the annuitant's 90th birthday if the owner is not a natural person).

   Upon receiving due proof of death, we will pay the death benefit proceeds to the beneficiary in a lump sum or under one of the annuity payment methods, subject to the "Required Distributions" rules discussed below. (See "Annuity Payments.") However, we will not compute the amount of the death benefit until the date it is paid, and we cannot pay the death benefit until we receive both due proof of death and instructions on how to pay it (that is, as a lump sum or applied under one of the annuity payment methods).

   If an annuitant dies before the annuity benefit date and if that annuitant is also the owner or a joint owner of the policy (or any owner is not a natural person), then special rules (governing distribution of death benefit proceeds in the event of the death of an owner) shall apply. (See "Required Distributions" below.) For non-qualified policies, if (i) an annuitant dies before the annuity benefit date, (ii) that annuitant was not an owner, and
(iii) all owners are natural persons, then the owner may name a new annuitant (subject to our age limitations) and the death benefit will not be payable. If the owner does not name a new annuitant, the owner will automatically become the annuitant and the death benefit will not be payable.

   If the annuitant or an owner dies after the annuity benefit date, the amount payable, if any, will be as provided in the annuity payment method then in effect, and it will be paid to the payment option beneficiary.

   If an owner dies before the annuity benefit date, the entire death benefit proceeds must be distributed within five years after the date of death. If the beneficiary chooses to receive any of these proceeds as an annuity, distributions must commence within one year after the date of death and must be distributed over the beneficiary's lifetime or over a period not extending beyond the beneficiary's life expectancy.

   If the beneficiary is the deceased owner's spouse, then the spouse may elect to continue the policy in force (and be treated as the original policy owner) instead of receiving the death benefit proceeds. If the beneficiary elects to continue the policy in this manner, then although the beneficiary does not have a right to receive the death benefit proceeds, we will increase the policy value so that it equals the amount of the death benefit (if greater).

   As far as permitted by law, the proceeds under the policy will not be subject to any claim of the beneficiary's creditors.

Required Distributions

   In order to be treated as an annuity contract for Federal income tax purposes, the Internal Revenue Code requires any non-qualified policy to provide that:

  (a) if any owner dies before the annuity benefit date, then the entire interest in the policy will be distributed within five years after the date of that owner's death; and

  (b) if any owner dies on or after the annuity benefit date but before the time the entire interest in the policy has been distributed, then the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner's death.

These requirements will be considered satisfied as to any portion of the owner's interest that is payable as annuity payments, beginning within one year of that owner's death, that will be made over the life of the owner's designated beneficiary or over a period not extending beyond his life expectancy.

   If any owner dies before the annuity benefit date, then ownership of the policy passes to the owner's designated beneficiary, who then has the right to the death benefit. If the policy has joint owners and one owner dies, then the surviving joint owner is the designated beneficiary. If there is no joint owner and the owner dies, then the owner's designated beneficiary is the beneficiary named in the policy.

   If the owner or joint owner is not a natural person, then the death of the annuitant will be treated as the death of an owner.

   If the owner's designated beneficiary is the surviving spouse of the owner, then the policy may be continued with the surviving spouse as the new owner and no distributions will be required.

   If an annuitant is an owner or joint owner and that annuitant dies before the annuity benefit date, and if the owner's designated beneficiary does not elect to receive the death benefit in a lump sum at that time, then we will increase the policy value so that it equals the death benefit amount, if that is higher than the policy value. This would occur if the owner's designated beneficiary:

  (a) elects to delay receipt of the proceeds for up to five years from the date of the annuitant's/owner's death;

  (b) is the deceased owner's spouse and elects to continue the policy; or

  (c) elects to receive the proceeds as annuity payments, as described above.

Any such increase in the policy value would be paid by us. We will allocate it to the variable investment divisions and the fixed account in proportion to the pre-existing policy value, unless instructed otherwise.

   The non-qualified policies contain provisions which are intended to comply with the requirements of the Internal Revenue Code. However, no regulations interpreting these requirements have been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when clarified by regulation or otherwise.

   Other rules may apply to qualified policies.

"Free Look" Period

   If for any reason you are not satisfied with the policy, you may return it to us within 10 days after you receive it. If you cancel the policy within this 10-day "free look" period, we will refund the policy value plus any contract fees and other charges paid, and the policy will be void from its effective date. (In some states, we will instead refund the full amount of purchase payment received.) To cancel the policy, you must mail or deliver it either to our home office or to the registered agent who sold it within 10 days after you receive it. (See "Allocation of Purchase Payments.") The "free look" period may be longer than 10 days where required by state law.

Charges and Deductions
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   We do not deduct any charges from a purchase payment (except for a charge for any premium taxes). However, certain other charges are deducted to compensate us for providing the insurance benefits set forth in the policy, for administering and distributing the policy, for any applicable taxes, and for assuming certain risks in connection with the policy. These charges are described below.

Withdrawal Charge

   We may deduct a withdrawal charge if you:

  (a) make withdrawals under the policy; or

  (b) surrender the policy.

The withdrawal charge is a percent of the purchase payments deemed to be included in the withdrawal or the total purchase payments (in the case of a surrender), as specified in the following table of withdrawal charge rates:

  Number of Full Years
  since receipt of Purchase Payment:   0   1   2   3   4   5   6   7+
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  Withdrawal Charge
  (% of Purchase Payment):            7%  6%  5%  4%  3%  2%  1%  none

   There is a "free withdrawal amount" that can be withdrawn each policy year without a withdrawal charge. The free withdrawal amount in a policy year is the greater of (a) or (b) below, less any free withdrawals already made during that policy year, where:

  (a) is 12% of cumulative purchase payments; or

  (b) is 100% of earnings. Earnings are the amount, if any, by which policy value exceeds the cumulative purchase payments (at the time of withdrawal).

   Amounts withdrawn in excess of the free withdrawal amount may be subject to the withdrawal charge.

   The withdrawal charge is determined by multiplying each purchase payment deemed included in the withdrawal by the applicable withdrawal charge rate specified in the table above.

   For purposes of calculating the withdrawal charge:

  (a) the oldest purchase payments will be treated as the first withdrawn, newer purchase payments next, and appreciation (earnings), if any, last;

  (b) amounts withdrawn up to the free withdrawal amount will not be considered a withdrawal of purchase payments; and

  (c) if the surrender value is withdrawn, the withdrawal charge will apply to all purchase payments not previously assessed with a withdrawal charge.

   As shown above, the withdrawal charge percentage varies, depending on the "age" of the purchase payments included in the withdrawal--that is, the number of full years since the purchase payment was paid. A withdrawal charge of 7% applies to purchase payments withdrawn that are less than 1 year old. Thereafter the withdrawal charge rate decreases by one percentage point each year. Amounts representing purchase payments that are at least 7 years old may be withdrawn without charge.

   We will deduct the withdrawal charge from the remaining policy value, or from the amount paid if there is not enough value remaining. The withdrawal charge partially compensates us for sales expenses, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising, and other marketing and sales promotional activities.

   The amounts we receive from the withdrawal charge may not be sufficient to cover distribution expenses. We expect to recover any deficiency from our general assets (which include amounts derived from the mortality and expense risk charge, as described below).

Waiver of Withdrawal Charges Rider

   In most states we waive the withdrawal charges described above if the owner becomes confined to a nursing home or hospital, or enrolled in a hospice care program; or is diagnosed as terminally ill or totally disabled, provided that certain conditions for each provision are met.

   Confinement Provision: The conditions for waiver of withdrawal charges for confinement include:

  (a) the policy was in force at least one year at the time the confinement began;

  (b) the owner was age 75 or younger on the policy date;

  (c) the owner has been continuously confined to a "Nursing Home," "Hospital," or "Hospice Care Program" for at least 60 days;

  (d) such confinement was recommended by a "Physician" due to an injury, sickness or disease; and

  (e) written notice and satisfactory proof of confinement are received no later than 90 days after confinement ends.

   Terminal Illness Provision. The conditions for waiver of withdrawal charges for terminal illness include:

  (a) the diagnosis of terminal illness was made by a "Physician" on or after the effective date of this policy and rider;

  (b) written notice and satisfactory proof of the owner's terminal illness are received within 90 days of the date of diagnosis; and

  (c) there is reasonable medical certainty that the death of the owner from a non-correctable medical condition will occur within 12 months from the date of the Physician's statement.

   Total Disability Provision. The conditions for waiver of withdrawal charges for total disability include:

  (a) written notice and proof of total disability are received before any withdrawal;

  (b) the total disability has existed continuously for at least six months;

  (c) the policy and rider are in force at the time total disability began;
      and

  (d) the policy anniversary coinciding with or next following the owner's 60th birthday has not passed at the time total disability began.

   We will waive only the withdrawal charges which are applicable to purchase payments received before the first confinement began, or before the date of diagnosis of terminal illness or total disability. Waiver of withdrawal charges is subject to all of the conditions and provisions of the policy and rider. (See your policy.) There is no charge for this rider. Also, the rider may not be available in all states.

Annual Policy Maintenance Charge

   We deduct an annual policy maintenance charge of $25 from each policy, for administering the policy. This deduction is made from the variable investment divisions and from the fixed account in the same proportion that their values bear to the policy value. This charge will only be deducted from the fixed account to the extent interest has been credited to the fixed account in excess of the guaranteed interest rate during the preceding policy year. Expenses include costs of maintaining records, processing death benefit claims, surrenders, transfers and policy changes, providing reports to policy owners, and overhead costs. We guarantee not to increase this charge during the life of the policy. Before the annuity benefit date, this charge is deducted on each policy anniversary and upon a full surrender of your policy. We waive this charge on any policy anniversary on which the policy value equals or exceeds $25,000. This charge is not deducted from any annuity payments after the annuity benefit date.

Administration Fee

   We also deduct a daily charge from the investment divisions of the variable account, at an annual rate of 0.15% of the daily net assets of each variable investment division, for administering the variable account and the policy. These expenses include costs of maintaining records, processing death benefit claims, surrenders, transfers and policy changes, providing reports to policy owners, and overhead costs. We guarantee not to increase this charge during the life of the policy.

Mortality and Expense Risk Charge

   We deduct a daily charge from the variable investment divisions at an effective annual rate of 1.25% of their daily net assets. This charge compensates us for assuming certain mortality and expense risks. No mortality and expense risk charge is deducted from the fixed account. We may realize a profit from this charge and may use any profit for any purpose, including paying distribution expenses. However, the level of this charge is guaranteed for the life of the policy and may not be increased. We will continue to deduct this charge after the annuity benefit date.

   The mortality risk we bear arises in part from our obligation to make monthly annuity payments regardless of how long all annuitants or any individual may live. These payments are guaranteed in accordance with the annuity tables and other provisions contained in the policy. This assures you that neither the longevity of the annuitant, nor an unanticipated improvement in general life expectancy, will have any adverse effect on the annuity payments the annuitant will receive under the policy. Our obligation therefore relieves the annuitant from the risk that he or she will outlive the funds accumulated for retirement. The mortality risk also arises in part because of the risk that the death benefit may be greater than the policy value. We also assume the risk that other expense charges may be insufficient to cover the actual expenses we incur.

Transaction Charge

   You may make up to 12 withdrawals per policy year without a transaction charge. After the 12th withdrawal in a policy year, a transaction charge will apply to each additional withdrawal. The transaction charge is $20 or 2% of the amount withdrawn, whichever is less. We will deduct this charge from the remaining policy value, or from the amount paid if there is not enough value remaining. The transaction charge does not apply to automatic partial withdrawals.

Premium Taxes

   We will deduct a charge for any premium taxes we incur. Depending on state and local law, premium taxes can be incurred (and we can deduct the related charge) when you make a purchase payment, when policy value is withdrawn or surrendered, or when annuity payments start. (The state premium tax rates currently range from 0% to 3.50%. Some local governments charge additional premium taxes.)

Federal Taxes

   Currently no charge is made for our Federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Variable Account may also be made. (See "Federal Tax Matters.")

Fund Expenses

   The value of the assets of the variable investment divisions will reflect the investment management fee and other expenses incurred by the corresponding portfolios of W&R Target Funds, Inc. (See "Summary--Charges and Deductions.")

Reduction in Charges for Certain Groups

   We may reduce or eliminate the withdrawal or other charges on policies that have been sold to:

  (a) our employees and sales representatives, or those of our affiliates or distributors of the policy;

  (b) our customers or distributors of the policies who are transferring existing policy values to a policy;

  (c) individuals or groups when sales of the policy result in savings of sales or administrative expenses; or

  (d) individuals or groups where purchase payments are paid through an approved group payment method and where the size and type of the group results in savings of administrative expenses.

   We will not reduce or eliminate the withdrawal or other charges where such reduction or elimination will unfairly discriminate against any person.

Annuity Payments
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Election of Annuity Payment Method

   As the policy owner, you have the sole right to elect an annuity payment method in the application. You can also change that election, during the lifetime of the annuitant and before the annuity benefit date, by written request any time at least 30 days before the annuity benefit date. We may require the exchange of the policy for a contract covering the method selected.

Annuity Benefit Date

   The first annuity payment will be made as of the annuity benefit date. You select the annuity benefit date in the application for the policy. You may change the annuity benefit date by giving us written notice at least 30 days before the new annuity benefit date.

   An annuity benefit date must be the first day of any calendar month. It must also be at least 30 days after the policy's effective date.

Annuity Payment Methods

   On the annuity benefit date, the policy value (less any premium taxes) may be applied to annuity payments. They can be fixed annuity payments, variable annuity payments, or a combination of both.

   Fixed annuity payments provide guaranteed annuity payments which remain fixed in amount throughout the payment period. Variable annuity payments vary with the investment experience of the variable investment divisions. The dollar amount of variable annuity payments after the first is not fixed.

   Annuity payment methods currently include:

  Life Annuity with No  This method provides annuity payments during the lifetime of
  Guaranteed Period     the annuitant. No payment will be made after the death of the annuitant. Only one payment will be made under this method if the annuitant dies before the second payment is due; only two payments will be made if the annuitant dies before the third payment is due; and so forth.
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  Joint Life Annuity    This method provides annuity payments during the lifetime of
  Continuing to         the annuitant and a joint annuitant. Payments will continue to
  the Survivor          the survivor for the survivor's remaining lifetime. You may also elect for payments to the survivor to reduce to two-
                        thirds or one-half of the amount payable at the time of the first death. This election must be made at the annuity benefit date, and will result in a higher initial annuity payment.
                        Only one payment or very few payments will be made under this method if the annuitant and joint annuitant both die before or shortly after payments begin.
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  Life Annuity with     This method provides annuity payments during the lifetime of
  Monthly Payments      the annuitant. Various guaranteed periods of 60 months to 360
  Guaranteed            months are available. If the annuitant dies prior to the end of this guaranteed period, annuity payments will be made to the payment option beneficiary until the end of the guaranteed period.

Other annuity payment methods are currently available with our written consent.

   If you have not selected an annuity payment method on the annuity benefit date, we will make monthly annuity payments during the lifetime of the annuitant with 120 monthly payments guaranteed. Unless you instruct us otherwise before the annuity benefit date, we will use your variable account value to make variable annuity payments (in accordance with the allocation of your account value among the investment divisions) and we will use your fixed account value to make fixed annuity payments.

   The amount of each annuity payment under the methods described above will depend on the sex and age of the annuitant (or annuitants) at the time the first payment is due. The annuity payments may be more or less than the total purchase payments, and more or less than the policy value, because:

  (a) variable annuity payments vary with the investment experience of the underlying portfolios of W&R Target Funds, Inc. and you therefore bear the investment risk under variable annuity payments; and

  (b) annuitants may die before the actuarially predicted date of death.

Therefore, the dollar amount of annuity payments cannot be predicted. The method of computing the annuity payments is described in more detail in the Statement of Additional Information.

   The duration of the annuity payment guarantee will affect the dollar amount of each payment. For example, each payment will be less when payments are guaranteed for 20 years than when payments are guaranteed for 10 years.

   Whether variable annuity payments decrease, increase, or remain level depends on whether the net investment performance is worse than the "assumed investment rate," better than that rate, or equal to that rate. The assumed investment rate is 4.0% per year (it is 3.5% where state law requires it). The dollar amount of the variable annuity payments will decrease if the actual net investment experience of the variable investment division(s) you select is less than the assumed investment rate. The dollar amount of the variable annuity payments will increase if the actual net investment experience exceeds the assumed investment rate. The dollar amount of the variable annuity payments will stay the same if the actual net investment experience equals the assumed investment rate.

   Fixed annuity payment amounts will be based on our fixed annuity payment rates in effect on the annuity benefit date. These rates are guaranteed to be equal to or greater than payments based on the Annuity 2000 Mortality Table with interest at 3.0%.

   If the net amount to be applied to an annuity payment method is less than $3,000, we have the right to pay such amount in one sum. Also, if any payment would be less than $50, we have the right to reduce the frequency of payment to an interval that will result in payments of at least $50.

   After the annuity benefit date, the policy value may not be withdrawn, nor may the policy be surrendered. The annuitant will be entitled to exercise any voting rights and to reallocate the value of his or her interest in the variable investment divisions. (See "Voting Rights" and "Transfers.")

   The policies offered by this prospectus contain life annuity tables that provide for different benefit payments to men and women of the same age, although they provide for unisex tables where requested and required by law. Nevertheless, in accordance with the U.S. Supreme Court's decision in Arizona Governing Committee v. Norris, in certain employment-related situations, annuity tables that do not vary on the basis of sex must be used. Accordingly, if the policy will be used in connection with an employment-related retirement or benefit plan, you should give consideration, in consultation with your legal counsel, to the impact of Norris on any such plan before making any contributions under these policies.

Distribution of the Policies
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   Prior to April 30, 2001, Waddell & Reed, Inc. of 6300 Lamar, Overland Park, Kansas, was the principal underwriter of the Policies. Waddell & Reed, Inc. is no longer distributing the Policies. Waddell & Reed, Inc. will remain the broker of record for Policies it sold before that date. A commission of 7.75% of each payment will be paid to Waddell & Reed, Inc. in connection with sales of the Policies. In addition, a percentage of variable account values (currently 0.25% annually) will be paid to Waddell & Reed, Inc. Commissions to agents and other broker-dealers may be paid by Waddell & Reed, Inc. as varying percentages of purchase payments received and percentages of policy values. Waddell & Reed, Inc. is a member of the National Association of Securities Dealers (NASD).

   SAL Financial Services, Inc., 800 Shades Creek Parkway, Suite 580, Birmingham, Alabama, is the principal underwriter of the policies as of May 1, 2001. SAL Financial Services, Inc. is a corporation organized under the laws of the state of Maryland in 1989. The underwriter is registered as a broker-dealer under the Securities and Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. The underwriter may enter into written sales agreements with various broker-dealers. A commission may be paid to broker-dealers or registered representatives in connection with the policies.

   To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

   We intend to recoup commissions and other sales expenses primarily, but not exclusively, through:

  .  The withdrawal charge;

  .  the mortality and expense risk charge;

  .  the administrative charge; and

  . investment earnings on amounts allocated under policies to the fixed account.

   Commissions paid on the contract, including other incentives or payments, are not directly charged to the contract owners or the Variable Account.

Federal Tax Matters
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   The following discussion is general and is not intended as tax advice.

   We do not intend to address the tax consequences resulting from all situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a competent tax advisor before initiating any transaction. This discussion is based upon our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. We have not assessed the likelihood of the continuation of the present Federal income tax laws or of their current interpretation by the Internal Revenue Service. Moreover, we have not attempted to consider any applicable state or other tax laws.

   The policy may be purchased on a non-tax-qualified basis ("non-qualified policy") or as a qualified policy. Qualified policies are designed for use with retirement plans entitled to special income tax treatment under the Internal Revenue Code of 1986, as amended (the "Code").

   Possible Changes in Taxation. Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or other means (such as U.S. Treasury Department regulations, Internal Revenue Service revenue rulings, and judicial decisions). It is possible that any change could be retroactive (that is, effective prior to the date of the change). You should consult a tax advisor regarding such developments and their effect on the policy.

   Taxation of Annuities in General. The following discussion assumes that the policy will qualify as an annuity contract for Federal income tax purposes. The Statement of Additional Information and "Required Distributions" (at page 17 of this prospectus) describe the requirements necessary to qualify.

   Section 72 of the Code governs taxation of annuities in general.

   An annuity owner who is a natural person generally is not taxed on increases in the value of a policy until distribution occurs. Distribution could be either in the form of a lump sum received by withdrawing all or part of the cash value (i.e., surrender or partial withdrawal) or in the form of annuity payments under the annuity payment method elected. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the policy value generally will be treated as a distribution. The taxable portion of a distribution (in the form of a lump sum payment or annuity payments) is taxed as ordinary income.

   An owner of any deferred annuity contract who is not a natural person generally must include in income any increase in the excess of the policy value over the owner's "investment in the contract" during the taxable year. However, there are some exceptions to this rule, and you may wish to discuss these with your tax advisor.

   The following discussion applies to policies owned by natural persons.

   Withdrawals. In the case of a withdrawal under a qualified policy, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the total policy value. The "investment in the contract" generally equals the portion, if any, of purchase payments paid with after-tax dollars (that is, purchase payments that were not excluded from the individual's gross income). For qualified policies, the "investment in the contract" can be zero. Special rules may apply to a withdrawal from a qualified policy.

   Generally, in the case of a withdrawal under a non-qualified policy before the annuity benefit date, amounts received are first treated as taxable income to the extent that the policy value immediately before the withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable.

   In the case of a full surrender under a non-qualified policy, the amount received generally will be taxable to the extent it exceeds the "investment in the contract."

   Annuity Payments. Although the tax consequences may vary depending on the annuity payment method elected under the policy, generally only the portion of the annuity payment that represents the amount by which the policy value exceeds the "investment in the contract" will be taxed.

  . For variable annuity payments, in general the taxable portion of each annuity payment (prior to recovery of the "investment in the contract") is determined by a formula which establishes a specific non-taxable dollar amount of each annuity payment. This dollar amount is determined by dividing the "investment in the contract" by the total number of expected annuity payments.

  . For fixed annuity payments, in general there is no tax on the portion of each annuity payment which reflects the ratio that the "investment in the contract" bears to the total expected value of annuity payments for the term of the payments; however, the remainder of each annuity payment is taxable.

In all cases, after the "investment in the contract" is recovered, the full amount of any additional annuity payments is taxable.

   Penalty Tax. In the case of a distribution from a non-qualified policy, there may be imposed a Federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions:

    (a) made on or after the taxpayer attains age 59 1/2;

    (b) made as a result of an owner's death or attributable to the taxpayer's disability; or

    (c) received in substantially equal periodic payments as a life annuity.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, a similar penalty tax and additional exceptions apply to distributions from a qualified policy. You should consult a tax advisor with regard to exceptions from the penalty tax.

   Aggregation of Contracts. All non-qualified deferred annuities entered into after October 21, 1988 that we (or our affiliates) issued to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. In addition, there may be other situations in which the U.S. Treasury Department may (under its authority to issue regulations or otherwise) conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same owner. Accordingly, you should consult a competent tax advisor before purchasing more than one annuity contract.

   Transfers and Assignments. A transfer or assignment of ownership of a policy, the selection of certain retirement dates, or designation of an annuitant, payee or other beneficiary who is not also the owner, may result in certain tax consequences to the policy owner that are not discussed herein. If you are contemplating any such transfer, assignment or designation, you should contact a competent tax advisor with respect to the potential tax effects of such transaction.

   Death Benefits. Amounts may be distributed from a policy because of the death of a policy owner or an annuitant. Generally, such amounts are includable in the income of the recipient as follows:

  (a) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the policy, as described above; or

  (b) if distributed under an annuity payment method, they are taxed in the same manner as annuity payments, as described above.

   Withholding. Annuity distributions are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions. "Eligible rollover distributions" from Section 401(a), 403(a) or 403(b) plans are subject to a mandatory Federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution to an employee from such a plan, except certain distributions such as distributions required by the Code or distributions in a specified annuity form. The 20% withholding does not apply, however, if the employee chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.

   Qualified Policies. The tax rules applicable to a qualified policy vary according to the type of plan and the terms and conditions of the plan. The following events may cause adverse tax consequences:

    (a) contributions in excess of specified limits;

    (b) distributions prior to age 59 1/2 (subject to certain exceptions);

    (c) distributions that do not conform to specified commencement and minimum distribution rules; and

    (d) other circumstances specified in the Code.

   We make no attempt to provide more than general information about the use of the policy with the various types of retirement plans. The terms and conditions of the retirement plans may limit the rights otherwise available to you under a qualified policy. You are responsible for determining that contributions, distributions and other transactions with respect to the qualified policy comply with applicable law. If you are purchasing an annuity contract for use with any qualified retirement plan, you should consult your legal counsel and tax advisor regarding the suitability of the annuity contract.

   Required Distributions. For qualified plans under Sections 401(a), 403(a), and 403(b), the Code requires that distributions generally must begin by the later of April 1 of the calendar year following the calendar year in which the policy owner (or plan participant): (a) reaches age 70 1/2; or (b) retires. Distributions must be made in a specified form and manner. If the participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the policy owner (or plan participant) reaches age 70 1/2. For Individual Retirement Annuities (IRAs) described in Section 408 of the Code, distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the policy owner (or plan participant) reaches age 70 1/2.

   Corporate Pension and Profit-Sharing Plans. Section 401(a) of the Code permits employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish retirement plans for themselves and their employees. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this policy is purchased by a Section 401(a) plan and later assigned or transferred to any individual. The policy includes a death benefit that in some cases may exceed the greater of purchase payments or policy value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the death benefit may exceed this limitation, employers using the policy in connection with such plans should consult their tax advisor.

   Section 403(b) Plans. Under Code Section 403(b), public school systems and certain tax-exempt organizations may purchase annuity contracts for their employees. Generally, payments to Section 403(b) annuity contracts will be excluded from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes. The policy includes a death benefit that in some cases may exceed the greater of purchase payments or policy value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under Section 403(b). Because the death benefit may exceed this limitation, employers using the policy in connection with such plans should consult their tax advisor. Under Section 403(b) annuity contracts, the following amounts may only be distributed upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship:

  (a) elective contributions made in years beginning after December 31, 1988;

  (b) earnings on those contributions; and

  (c) earnings in such years on amounts held as of the last year beginning before January 1, 1989.

   In addition, income attributable to elective contributions may not be distributed in the case of hardship.

   Individual Retirement Annuities. Section 408 of the Code limits the amount which may be contributed to an IRA each year to the lesser of $2,000 or the amount of compensation includible in the policy owner's gross income for the year. These contributions may be deductible in whole or in part depending on the individual's income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are "rolled over" on a tax-deferred basis into an IRA. Amounts in the IRA (other than non-deductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax. The Internal Revenue Service has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the policy meets IRA qualification requirements.

   Roth IRAs. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax, and other special rules may apply. You should consult a tax advisor before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that--once aggregate distributions exceed contributions to the Roth IRA--income tax and a 10% penalty tax may apply to distributions made:

  (a) before age 59 1/2 (subject to certain exceptions); or

  (b) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.

   A 10% penalty tax may apply to a conversion from an IRA if a distribution is made during the five taxable years beginning in the year in which the conversion occurred.

No distribution from a Roth IRA is required at any time before the policy owner's death.

   All Policies. As noted above, the foregoing comments about the Federal tax consequences under the policy are not exhaustive, and special rules apply to other tax situations not discussed in this prospectus. Further, the Federal tax consequences discussed herein reflect our understanding of current law, and the law may change. Federal estate tax and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a policy depend on the individual circumstances of each policy owner or recipient of a distribution. A competent tax advisor should be consulted for further information.

Historical Performance Data
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   We may advertise yields and total returns for the investment divisions of the Variable Account. In addition, we may advertise the effective yield of the money market investment division. These figures are historical and are not intended to indicate future performance.

   The yield of the money market investment division is the annualized income generated by an amount invested in that option over a specified seven-day period. We assume that the income generated for that seven-day period is generated each seven-day period over a 52-week period. We show the result as a percentage of the amount invested. We calculate the effective yield similarly but assume that the income earned is reinvested every seven days. The compounding effect of this assumed reinvestment causes the effective yield to be slightly higher than the yield.

   We calculate the total return of investment divisions for portfolios other than the money market portfolio for various periods of time, including: (a) one year; (b) five years; (c) ten years; and (d) the period starting when the investment division commenced operations.

   The average annual total return is the annual compounded rate of return at which an initial investment of $1,000 would have grown to reach to the redeemable value of that investment at the end of each of the various measurement periods. We may also disclose cumulative total returns and returns for various time periods.

   We may disclose performance figures that reflect the withdrawal charge, and also figures that assume the policy is not surrendered and therefore do not reflect any withdrawal charge.

   The Statement of Additional Information has more information about performance data calculations.

Voting Rights
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   To the extent required by law, we will vote shares of W&R Target Funds, Inc. held by the Variable Account according to instructions received from persons having voting interests in those variable investment divisions. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, or if we determine that we are allowed to vote the W&R Target Funds, Inc. shares in our own right, we may elect to do so. W&R Target Funds, Inc. does not hold regular annual shareholder meetings.

   The number of votes that you may direct to us to cast will be calculated separately for each variable investment division. We will determine that number by applying your percentage interest, if any, in a particular variable investment division to the total number of votes attributable to that variable investment division. Before the annuity benefit date, you hold a voting interest in each variable investment division to which policy value is allocated. After the annuity benefit date, the person receiving variable annuity payments has the voting interest. After the annuity benefit date, the votes attributable to a policy decrease as the value of the variable investment divisions under your policy decrease with each variable annuity payment. In determining the number of votes, fractional shares will be recognized.

   The number of votes for a portfolio which are available will be determined as of the record date established by W&R Target Funds, Inc. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by W&R Target Funds, Inc.

   Portfolio shares attributable to the policies for which no timely instructions are received will be voted in proportion to the voting instructions which are received with respect to all Advantage Gold policies participating in the variable investment division. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

   Each person having a voting interest in a variable investment division will receive proxy material, reports and other materials relating to the appropriate portfolio of W&R Target Funds, Inc.

United Investors Life Insurance Company
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   We were incorporated in the State of Missouri on August 17, 1981, as the successor to a company of the same name established in Missouri on September 27, 1961. We are a stock life insurance company, indirectly owned by Torchmark Corporation. Our principal business is selling life insurance and annuity contracts. We are admitted to do business in the District of Columbia and all states except New York. The obligations under the policy are our obligations.

Published Ratings
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   We may publish (in advertisements, sales literature, and reports to policy owners) the ratings and other information assigned to us by one or more independent insurance industry analysts or rating organizations such as A. M. Best Company, Standard & Poor's Corporation, and Weiss Research, Inc. These ratings reflect the organization's current opinion of an insurance company's financial strength and operating performance in comparison to the norms for the insurance industry; they do not reflect the strength, performance, risk, or safety (or lack thereof) of the variable investment divisions. The claims-paying ability rating as measured by Standard & Poor's is an opinion of an operating insurance company's financial capacity to meet its obligations under its outstanding insurance and annuity policies.

Legal Proceedings
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   There are no legal proceedings to which the Variable Account is a party to or to which the assets of the Variable Account are subject. We are not involved in any litigation that is of material importance in relation to the Variable Account's total assets.

Financial Statements
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   Our financial statements and those for the Variable Account (as well as the Independent Auditors' Reports thereon) are in the Statement of Additional Information.

Condensed Financial Information
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   The following table gives "per unit" information about the financial history of each variable investment division since its inception. This information should be read in conjunction with the Variable Account's financial statements (including the notes thereto) included in the Statement of Additional Information.


                           Accumulation    Accumulation    Accumulation Units
                          Unit Value on    Unit Value on     Outstanding on
  Investment Division     April 3, 2000* December 31, 2000 December 31, 2000
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  Asset Strategy              10.000          10.488           1,656,976
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  Balanced                    10.000          10.139           1,877,374
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  Bond                        10.000          10.524             486,577
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  Core Equity                 10.000           9.620           6,388,211
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  Growth                      10.000           8.831           6,561,308
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  High Income                 10.000           9.114             463,068
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  International               10.000           7.430           2,009,977
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  Limited-Term Bond           10.000          10.620              49,696
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  Money Market                10.000          10.337             700,702
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  Science and Technology      10.000           7.815           3,874,737
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  Small Cap                   10.000           8.199           3,118,046

* The Variable Account commenced operations on April 3, 2000.

Statement of Additional Information
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   A Statement of Additional Information is available which contains more details concerning the subjects discussed in this prospectus. The following is the table of contents for the Statement of Additional Information:

                               Table of Contents

The Policy..................................................................   1
  Definitions...............................................................   1
  Accumulation Units........................................................   3
  Annuity Units.............................................................   3
  Net Investment Factor.....................................................   3
  Determination of Annuity Payments.........................................   4
    Fixed Annuity Payments..................................................   4
    Variable Annuity Payments...............................................   4
  The Contract..............................................................   5
  Misstatement of Age or Sex................................................   5
  Annual Report.............................................................   5
  Non-Participation.........................................................   5
  Delay or Suspension of Payments...........................................   5
  Ownership.................................................................   6
  Beneficiary...............................................................   6
  Change of Owner or Beneficiary............................................   6
  Assignment................................................................   6
  Incontestability..........................................................   6
  Evidence of Survival......................................................   6
Performance Data Calculations...............................................   7
  Money Market Investment Division Yield Calculation........................   7
  Average Annual Total Return Calculations..................................   7
Federal Tax Matters.........................................................  11
  Taxation of United Investors..............................................  11
  Tax Status of the Policies................................................  12
  Required Distributions....................................................  12
  Withholding...............................................................  13
Addition, Deletion or Substitution of Investments...........................  13
Distribution of the Policy..................................................  14
Safekeeping of Variable Account Assets......................................  14
State Regulation............................................................  14
Records and Reports.........................................................  14
Legal Matters...............................................................  14
Experts.....................................................................  15
Other Information...........................................................  15
Financial Statements........................................................  15

                United Investors Advantage Gold Variable Account


                      Statement of Additional Information
                      -----------------------------------
                                    for the

                              Advantage Gold(SM)
                               VARIABLE ANNUITY

                                   Offered by

                    United Investors Life Insurance Company



This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Advantage Gold(SM) Deferred Variable Annuity Policy (the "Policy") offered by United Investors Life Insurance Company. You may obtain a copy of the Prospectus dated May 1, 2001, by writing to United Investors Life Insurance Company, Variable Products Division, P.O. Box 10287, Birmingham, Alabama 35202-0287. Terms used in the current Prospectus for the Policy are incorporated in this Statement.


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE POLICY.



                               Dated: May 1, 2001

                               TABLE OF CONTENTS


                                                                                                   Corresponding Page
                                                                                 Page                 in Prospectus
                                                                                 ----              ------------------
THE POLICY.....................................................................    1                        10
   Definitions.................................................................    1
   Accumulation Units..........................................................    3
   Annuity Units...............................................................    3
   Net Investment Factor.......................................................    3
   Determination of Annuity Payments...........................................    4
   Fixed Annuity Payments......................................................    4
   Variable Annuity Payments...................................................    4
   The Contract................................................................    5
   Misstatement of Age or Sex..................................................    5
   Annual Report...............................................................    5
   Non-Participation...........................................................    5
   Delay or Suspension of Payments.............................................    5
   Ownership...................................................................    6
   Beneficiary.................................................................    6
   Change of Ownership or Beneficiaries........................................    6
   Assignment..................................................................    6
   Incontestability............................................................    6
   Evidence of Survival........................................................    6

PERFORMANCE DATA CALCULATIONS..................................................    7                        28
   Money Market Investment Division Yield Calculation..........................    7
   Average Annual Total Return Calculations....................................    7

FEDERAL TAX MATTERS............................................................   11                        24
   Taxation of United Investors................................................   11
   Tax Status of the Policies..................................................   12
   Required Distributions......................................................   12
   Withholding.................................................................   13

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS..............................   13

DISTRIBUTION OF THE POLICY.....................................................   14                        24

SAFEKEEPING OF VARIABLE ACCOUNT ASSETS.........................................   14

STATE REGULATION...............................................................   14

RECORDS AND REPORTS............................................................   14

LEGAL MATTERS..................................................................   14                        29

EXPERTS........................................................................   15

OTHER INFORMATION..............................................................   15

 FINANCIAL STATEMENTS..........................................................   15

                                  THE POLICY
                                  -----------

     As a supplement to the description in the Prospectus, the following provides additional information about the Policy.

Definitions
------------

     The following words and phrases are defined and used in your policy, and many of them are also used in the Prospectus and in this Statement of Additional Information.

Accumulation Unit - An accounting unit used to calculate the Policy Value.

Age - The issue Age shown under Policy Data as determined by us from the date of birth stated in the application. Attained ages are determined from the Policy Date. No Policy will be issued if either the Owner or Annuitant is over Age 90. We use age last birthday.

Annuitant - The person on whose life Annuity Payments depend. If the Policy Owner names more than one person as an "Annuitant," the second person named shall be referred to as "Co-Annuitant." The "Annuitant" and Co-Annuitant" will be referred to collectively as the "Annuitant."

Annuity Benefit Date - The date on which Annuity Payments are to start. The Annuity Benefit Date is shown under Policy Data unless changed.

Annuity Unit - An accounting unit used to calculate the value of Variable Annuity Payments.

Fixed Account - Part of the General Account of United Investors Life Insurance Company to which You may allocate all or a portion of your Purchase Payments or Policy Values.

Fixed Annuity - An Annuity with payments which are guaranteed to remain fixed in amount throughout the payment period.

General Account - The General Account consists of all assets of United Investors Life Insurance Company other than those in any separate account.

Investment Divisions - The Investment Divisions named under the Policy Data. Each is a part of a Variable Account of ours.

Net Purchase Payment - The Purchase Payment less any deduction for premium taxes.

Policy Anniversary - The same day and month as the Policy Date each year the Policy remains in force.

Policy Date - The date from which Policy Anniversaries and Policy Years are determined. Your Policy Date is shown under Policy Data.

Policy Value - The Policy Value is equal to the Variable Account Value plus the Fixed Account Value.

Policy Year - A year that starts on the Policy Date or on a subsequent Policy Anniversary.

Purchase Payment - An amount paid by the Owner to us as consideration for the benefits provided by this Policy.

Surrender Value - The Policy Value less any withdrawal charges, the Annual Contract Maintenance Charge, and applicable deductions for premium taxes.

Valuation Date - Each day the New York Stock Exchange and United Investors' Home Office are open. Currently, the Friday after Thanksgiving and, in most years, December 24 (Christmas Eve day) and December 31 (New Year's Eve day) are not Valuation Dates.

Valuation Period - The interval of time between a Valuation Date and the next Valuation Date. It is measured from the closing of the New York Stock Exchange.

Variable Account - A separate account maintained by us. The Variable Account available as of the Policy Date is shown in the Policy Data.

Variable Annuity - An Annuity with payments which vary in amount with the investment experience of the Investment Divisions of the Variable Account.

We, our, us - United Investors Life Insurance Company.

You, your - The Owner or Joint Owner of this Policy. The Owner may be someone other than the Annuitant. The Owner is shown in the application unless the Owner has been changed as provided in this Policy.

Accumulation Units
------------------

     An Accumulation Unit is an accounting unit used prior to the Annuity Benefit Date to calculate the Variable Account Value. The portion of a Net Purchase Payment that you allocate to an Investment Division of the Variable Account is credited as Accumulation Units in that Investment Division. Similarly, the value that you transfer to an Investment Division of the Variable Account is credited as Accumulation Units in that Investment Division. The number of Accumulation Units to credit is determined by dividing (1) the dollar amount allocated to the Investment Division by (2) the Investment Division's appropriate Accumulation Unit Value for the Valuation Period in which we received the Purchase Payment or transfer request (in the case of the initial Purchase Payment, we will credit Accumulation Units for that Purchase Payment based on the Accumulation Unit value for the Policy Date).

     The value of an Accumulation Unit for each Investment Division was initially arbitrarily set at $10. The value for any later Valuation Period is found by multiplying the Accumulation Unit Value for an Investment Division for the last prior Valuation Period by such Investment Division's Net Investment Factor (described below) for the following Valuation Period. Like the Policy Value, the value of an Accumulation Unit may increase or decrease from one Valuation Period to the next.

Annuity Units
-------------

     An Annuity Unit is an accounting unit used after the Annuity Benefit Date to calculate the value of Variable Annuity Payments. The value of an Annuity Unit in each Investment Division was initially set at $10. The value for any later Valuation Period is determined by (a) multiplying the Annuity Unit Value for an Investment Division for the last prior Valuation Period for such Investment Division's Net Investment Factor for the following Valuation Period, and then (b) adjusting the result to compensate for the interest rate assumed in the annuity tables used to determine the amount of the first Variable Annuity Payment. The value of an Annuity Unit for each Investment Division changes to reflect the investment performance of the Portfolio underlying that Investment Division.

Net Investment Factor
---------------------

     The Net Investment Factor is an index applied to measure the investment performance of an Investment Division of the Variable Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than one, so the value of an Investment Division may increase or decrease.

     The Net Investment Factor of an Investment Division for any Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result, where:
     (1)  is the result of:
          (a) the net asset value per Portfolio share held in the Investment Division, determined at the end of the current Valuation Period; plus
          (b) the per share amount of any dividend or capital gain distributions on the Portfolio shares held in the Investment Division, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

          (c) a charge or credit for any taxes reserved for the current Valuation Period which we determine to have resulted from the investment operations of the Investment Division;
     (2)  is the result of:
          (a) the net asset value per Portfolio share of the Portfolio shares held in the Investment Division, determined at the end of the previous Valuation Period; plus or minus
          (b) the charge or credit for any taxes reserved for the previous Valuation Period; and
     (3) is a deduction for the 1.25% Mortality and Expense Risk Charge and the 0.15% Administration Fee.

Determination of Annuity Payments
---------------------------------

     At the Annuity Benefit Date, the Policy Value, less any applicable premium taxes, may be applied to make Fixed Annuity Payments, Variable Annuity Payments, or a combination thereof.

     Fixed Annuity Payments.  Fixed Annuity Payments provide guaranteed annuity
     -----------------------
payments which remain fixed in amount throughout the payment period. Fixed Annuity Payments do not vary with the investment experience of the Investment Divisions. The payment amount will be based on our Fixed Annuity Payment rates in effect on the settlement date. These rates are guaranteed to be equal to or greater than payments based on the Annuity 2000 Mortality Table with interest at 3.0%. Where requested and required by law unisex tables will be used.

     Variable Annuity Payments.  The dollar amount of the first Variable
     --------------------------
Annuity Payment is determined by multiplying the net value applied by purchase rates based on the Annuity 2000 Mortality Table with interest at 4.0% in most states. Where requested and required by law unisex tables will be used.

     The portion of the first Variable Annuity Payment attributed to each Investment Division is divided by the Annuity Unit Value for the Investment Division (as of the same date that the amount of the first Variable Annuity Payment is determined) to determine the number of Annuity Units upon which later Variable Annuity Payments will be made. This number of Annuity Units will not change unless subsequently changed by reallocation (transfer). The dollar amount of each monthly Variable Annuity Payment after the first Annuity Payment will equal the sum of the number of Annuity Units credited to each Investment Division multiplied by the Annuity Unit Value for each respective Investment Division for the Valuation Period.

     After the Annuity Benefit Date, the Annuitant may transfer Annuity Units among the Investment Divisions, no more than once each Policy Year, by sending a written request to United Investors. A transfer will be made as of the next Annuity Payment Date, by converting Annuity Units for the value transferred from an Investment Division into Annuity Units in the Investment Division to which the value is transferred. Transfers may cause the number of Annuity Units to change, but will not change the dollar amount of the Variable Annuity Payment as of the date of transfer.

     United Investors guarantees that the dollar amount of monthly Variable Annuity Payments after the first payment will not be affected by variations in expenses or mortality experience.

The Contract
-------------

     The entire contract is made up of the Policy, any riders, and the written application. All statements made in the application, in the absence of fraud, are considered representations and not warranties. Only the statements made in the written application can be used by us to defend a claim or void the Policy.

     Changes to the Policy are not valid unless we make them in writing. They must be signed by one of our executive officers. No agent has authority to change the Policy or to waive any of its provisions.

Misstatement of Age or Sex
--------------------------
     If the Annuitant's age or sex is misstated, we will adjust each benefit and any amount to be paid to reflect the correct age and sex.

Annual Report
-------------
     At least once each Policy Year prior to the Annuity Benefit Date we will send you a report on your Policy. It will show the current Policy Value, the current Fixed Account Value, the current value of the Investment Divisions of the Variable Account, the Purchase Payments paid, all charges and partial withdrawals since the last report, the current Surrender Value and the current Death Benefit. We will also include in the report any other information required by state law or regulation. Other items, such as Purchase Payments made by automatic deduction from your checking account may be confirmed in quarterly reports. Further, we will send you the reports required by the Investment Company Act of 1940. You may request additional reports during the year but we may charge a fee for any additional reports.

Non-Participation
-----------------
     The Policy is non-participating. This means that no dividends will be paid on your Policy. It will not share in our profits or surplus earnings.

Delay or Suspension of Payments
-------------------------------
     We will normally pay a surrender or any withdrawal within seven days after we receive your written request at our Home Office. However, payment of any amount from the Investment Divisions of the Variable Account may be delayed or suspended whenever:

     a) the New York Stock Exchange is closed other than customary weekend and holiday closing, or trading on the New York Exchange is restricted as determined by the U.S. Securities and Exchange Commission;

     b) the U.S. Securities and Exchange Commission by order permits postponement for the protection of Policyowners; or

     c) an emergency exists, as determined by the Commission, as a result of which disposal of the securities held in the Investment Divisions is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets.

     Payment of any amounts from the Fixed Account may be deferred for up to six months from the date of the request to surrender. If payment is deferred for more than 30 days, we will pay interest on the amount deferred at a rate not less the Guaranteed Minimum Interest Rate.

     Payments under the Policy of any amounts derived from Purchase Payments paid by check may be delayed until such time as the check has cleared your bank.

Ownership
---------
     The Policy belongs to you, the Policyowner. Unless you provide otherwise, you may receive all benefits and exercise all rights of the Policy prior to the Annuity Benefit Date. These rights and the rights of any Beneficiary are subject to the rights of any assignee. If there is more than one Owner at a given time, all must exercise the rights of ownership by joint action.

Beneficiary
-----------
     The Beneficiary means the person, persons or entity entitled to Death Benefit proceeds under this Policy upon death of the Owner (or Annuitant if the Owner is not a natural person) before the Annuity Benefit Date. If the Policy has joint Owners and one Owner dies, the surviving Joint Owner will be deemed the Beneficiary. The rights of any Beneficiary who dies before the Owner (or Annuitant if the Owner is not a natural person) will pass to the surviving Beneficiary or Beneficiaries unless you provide otherwise. If no Beneficiary is living at the Owner's death if the Owner is a natural person, we will pay the Death Benefit, if any, to the Joint Owner, if living; otherwise, it will be paid to the deceased's estate. (If the owner is not a natural person and no Beneficiary is living at the Annuitant's death, we will pay the Death Benefit, if any, to the Annuitant's estate.)

Change of Ownership or Beneficiaries
-------------------------------------
     Unless you provide otherwise in writing to us, you may change the Owner or the Beneficiary or the Payment Option Beneficiary during your lifetime. Any changes must be made by written request filed with us. The change takes effect on the date the request was signed, but it will not apply to payments made by us before we accept your written request. We may require you to submit the Policy to us before making a change. A change of ownership may be a taxable event.
You should consult your tax advisor prior to making any change.

Assignment
----------
     You may assign the Policy, but we will not be responsible for the validity of any assignment and no assignment will bind us until it is filed in writing at our Home Office. When it is filed, your rights and the rights of any Beneficiary will be subject to it. An assignment of the Policy may be a taxable event. Your ability to assign a Qualified Policy may be restricted. You should consult your tax advisor prior to making any assignment.

Incontestability
----------------
     United Investors will not contest the Policy.

Evidence of Survival
--------------------
     Where any payments under the Policy depend on the annuitant or payee being alive, we may require proof of survival prior to making the payments.

                         PERFORMANCE DATA CALCULATIONS
                         -----------------------------

     We may advertise the yield and effective yield of the Money Market Investment Division. In addition, we may advertise the total returns for other Investment Divisions of the Variable Account. All performance data calculations for the Variable Account will be in accordance with uniformly imposed SEC regulations.

Money Market Investment Division Yield Calculation
--------------------------------------------------
     In accordance with regulations adopted by the SEC, if we disclose the current annualized yield of the Money Market Investment Division for a seven-day period, it is required to be in a manner which does not take into consideration
(1) any realized or unrealized gains or losses of the Money Market Portfolio or on its portfolio securities, or (2) any income other than investment income.
The current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one unit of the Money Market Investment Division at the beginning of the seven-day period, dividing the net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects the deduction for the Mortality and Expense Risk Charge and the Administration Fee as well as reflecting income and expenses accrued during the period. Because of these deductions, the yield for the Money Market Investment Division will be lower than the yield for the Money Market Portfolio of the Fund.

     The SEC also permits us to disclose the effective yield of the Money Market Investment Division for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the annualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result according to the following formula:

             Effective Yield = [(Base period return +1)/\365/7]-1

     For the seven-day period ending December 31, 2000, the Money Market Investment Division annualized yield was 6.25%. For the same period, the effective yield was 6.44%.

     The actual yield of the Money Market Investment Division is affected by:
(l) changes in interest rates on money market securities; (2) the average portfolio maturity of the Money Market Portfolio; (3) the types and quality of securities held by the Money Market Portfolio; and (4) its operating expenses. The yield on amounts held in the Money Market Investment Division normally will fluctuate on a daily basis. Therefore, the disclosed yields for any given past period is not an indication or representation of future yields or rates of return.

Average Annual Total Return Calculations
----------------------------------------

     For each Investment Division of the Variable Account other than the Money Market Investment Division an average annual total return may be calculated for a given period. It is computed by finding the average annual compounded rate of return over one, five and ten year periods (or, where an Investment Division has been in existence for a period less than one, five or ten years, for such lesser period) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1 + T)/\n = ERV

Where

P    =   a hypothetical initial payment of $1,000
T    =   average annual total return
N    =   number of years in the period
ERV  =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five or ten year periods (or fractional portion thereof) at the end of such period.

     All recurring fees that are charged to all Policy Owner accounts are recognized in the ending redeemable value. The average annual total return calculation will also reflect the effect of Withdrawal Charges that may be applicable due to surrender of the Policy at the end of a particular period.

     The figures below represent past performance and are not indicative of future performance. The figures may reflect the waiver of advisory fees and reimbursement of other expenses which may not continue in the future.

                    Standardized Average Annual Total Return

Investment Division                                   4/3/2000* to 12/31/2000
-------------------                                   ------------------------
Asset Strategy                                                -2.16%
Balanced                                                      -5.64%
Bond                                                          -1.80%
Core Equity                                                  -10.84%
Growth                                                       -18.73%
High Income                                                  -15.90%
International                                                -32.74%
Limited -Term Bond                                            -0.84%
Science &Technology                                          -28.89%
Small Cap                                                    -25.05%
__________________
*The Variable Account commenced operations on April 3, 2000.

     From time to time we may also disclose average annual total returns in a non-standard format in conjunction with the standard format described above. The only difference between the two methods is that the non-standard format assumes a withdrawal charge of 0%.

                  Non-Standardized Average Annual Total Return

Investment Division                                   4/3/2000* to 12/31/2000
---------------------                                 ------------------------
Asset Strategy                                                 4.84%
Balanced                                                       1.36%
Bond                                                           5.20%
Core Equity                                                   -3.84%
Growth                                                       -11.73%
High Income                                                   -8.90%
International                                                -25.74%
Limited-Term Bond                                              6.16%
Science &Technology                                          -21.89%
Small Cap                                                    -18.05%
__________________
*The Variable Account commenced operations on April 3, 2000.

     The performance information provided above reflects only the performance of a hypothetical $1,000 payment which is allocated to the stated Portfolio during the time period on which the calculations are based. Performance information provided for any given past period is not an indication or representation of future yields or rates of return.

Other Performance Data

     We may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard format described above.
The non-standard format will be identical to the standard format except that the withdrawal charge will be assumed to be 0%.

     We may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula assuming that the withdrawal charge will be 0%.

     CTR = {ERV/P} - 1

     Where:
     CTR =  the cumulative total return net of policy charges for the period.

     ERV = ending redeemable value of a hypothetical $1,000 payment at the beginning of the one, five, or ten-year period at the end of the one, five, or ten-year period (or fractional portion of the period).

     P =  a hypothetical initial payment of $1,000.

     All non-standard performance data will be advertised only if the standard performance data is also disclosed.

Adjusted Historical Portfolio Performance Data

     We may also disclose "historical" performance data for a portfolio, for periods before the applicable Investment Division of the Variable Account commenced operations. Such performance information will be calculated based on the performance of the portfolio and the assumption that the Investment Division was in existence for the same periods as those indicated for the portfolio, with a level of policy charges currently in effect.

     This type of adjusted historical performance data may be disclosed on both an average annual total return and a cumulative total return basis. Moreover, it may be disclosed assuming that the policy is not surrendered (i.e., with no deduction for the withdrawal charge) and assuming that the policy is surrendered at the end of the applicable period (i.e., reflecting a deduction for any applicable withdrawal charge).

     Portfolio information, including historical daily net asset values and capital gains and dividends distributions regarding each portfolio, has been provided by that portfolio. The Investment Division adjusted historical performance data is derived from the data provided by the portfolios. We have no reason to doubt the accuracy of the figures provided by the portfolios. We have not verified these figures.

     The charts below show adjusted historical performance data for the Investment Divisions for the periods prior to the inception of the Investment Division, based on the performance of the corresponding portfolios since their inception date, with a level of charges equal to those currently assessed under the policy. These figures are not an indication of future performance.


               Adjusted (Hypothetical) Historic Performance Data

        (for Periods before the Variable Account Investment Divisions commenced operations)


                      STANDARD AVERAGE ANNUAL TOTAL RETURN
                            (With Withdrawal Charge)

                                                                                                                Portfolio
Investment                      1 Year to          5 Years to          10 Years to           Inception to       Inception
Division                         12/31/00            12/31/00            12/31/00              12/31/00            Date
----------                      ---------          ----------          -----------             --------         ---------
Asset Strategy                   14.75%              12.95%                N/A                  11.50%            5/01/95
Balanced                         -0.43%               9.11%                N/A                   9.95%            5/03/94
Bond                              2.18%               3.62%               5.88%                  6.08%            7/13/87
Core Equity                       1.67%              15.56%                N/A                  14.62%            7/16/91
Growth                           -6.12%              16.65%              18.29%                 15.24%            7/13/87
High Income                     -17.10%               2.15%               7.99%                  5.64%            7/13/87
International                   -30.79%              15.86%                N/A                  12.58%            5/03/94
Limited-Term Bond                 1.14%               3.59%                N/A                   4.57%            5/03/94
Science and                     -28.30%                N/A                 N/A                  39.12%            4/04/97
 Technology
Small Cap                       -19.64%              14.14%                N/A                  18.20%            5/03/94

               Adjusted (Hypothetical) Historic Performance Data
    (for Periods before the Variable Account Investment Divisions commenced operations)

                    NON-STANDARD AVERAGE ANNUAL TOTAL RETURN

                (Assumes no surrender, and no Withdrawal Charge)

                                                                                                            Portfolio
Investment                      1 Year to          5 Years to       10 Years to         Inception to        Inception
Division                         12/31/00           12/31/00          12/31/00            12/31/00            Date
----------                      ---------          ----------       -----------         ------------        ---------
Asset Strategy                    20.75%             13.20%             N/A                 11.72%           5/01/95
Balanced                           5.57%              9.39%             N/A                 10.04%           5/03/94
Bond                               8.18%              3.96%            5.88%                 6.08%           7/13/87
Core Equity                        7.67%             15.78%             N/A                 14.62%           7/16/91
Growth                            -0.12%             16.87%           18.29%                15.24%           7/13/87
High Income                      -11.10%              2.51%            7.99%                 5.64%           7/13/87
International                    -24.79%             16.08%             N/A                 12.66%           5/03/94
Limited-Term Bond                  7.14%              3.94%             N/A                  4.68%           5/03/94
Science and                      -22.30%              N/A               N/A                 39.55%           4/04/97
 Technology
Small Cap                        -13.64%             14.38%             N/A                 18.26%           5/03/94

     The performance information provided above reflects only the performance of a hypothetical $1,000 payment which is allocated to the stated Investment Division during the time period on which the calculations are based.
Performance information provided for any given past period is not an indication or representation of future yields or rates of return.

     The figures shown above do not reflect the "12b-1" service fee for periods prior to the August 31, 1998 effective date of the Service Plan. If the Service Plan had been in effect during the periods shown, return would have been lower.

                               FEDERAL TAX MATTERS
                               -------------------

Taxation of United Investors
----------------------------

     United Investors is taxed as a life insurance company under Part 1 of Subchapter L of the Internal Revenue Code of 1986 (the "Code"). Since the Variable Account is not an entity separate from United Investors and its operations form a part of United Investors, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized net capital gains on the assets of the Variable Account are reinvested and taken into account in determining the Policy Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the Policy. Under existing Federal income tax law, United Investors believes that Variable Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the reserves under the Policy.

Tax Status of the Policies
--------------------------

     Section 817(h) of the Code provides that the investments of the Variable Account must be "adequately diversified" in accordance with Treasury regulations in order for the Policies to qualify as annuity contracts under Section 72 of the Code. The Variable Account, through each Portfolio of the Funds, intends to comply with the diversification requirements prescribed by the Treasury in Treas. Reg. Section 1.817-5, which affect how the Portfolios' assets may be invested. United Investors does not control any of the Funds or their Portfolios' investments. However, it has entered into an agreement regarding participation in each Fund, which requires each participating Portfolio of the Funds to be operated in compliance with the diversification requirements prescribed by the Treasury.

     In certain circumstances, owners of variable annuity contracts may be considered the owners, for Federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

     The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Policyowner has additional flexibility in allocating purchase payments and Policy Values. These differences could result in a Policyowner being treated as the owner of a pro rata portion of the assets of the Variable Account. In addition, United Investors does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. United Investors therefore reserves the right to modify the Policy as necessary to attempt to prevent a Policyowner from being considered the owner of a pro rata share of the assets of the Variable Account.

Required Distributions
----------------------

     In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code requires any nonqualified Policy to provide that (a) if any Owner dies on or after the annuity benefit date but prior to the time the entire interest in the Policy has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and (b) if any Owner dies prior to the annuity benefit date, the entire interest in the Policy will be distributed within five years after the date of that Owner's death.

     These requirements will be considered satisfied as to any portion of the Owner's interest that is payable as annuity payments which will begin within one year of that Owner's death and which will be made over the life of the Owner's designated Beneficiary or over a period not extending beyond his life expectancy.

     If the Owner's designated Beneficiary is the surviving spouse of the Owner, the Policy may be continued with the surviving spouse as the new Owner and no distributions will be required. (See "Required Distributions" in the prospectus.)

Withholding
-----------
     Distributions from the Policy generally are subject to withholding for the Owner's Federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.

     "Eligible rollover distributions" from section 401(a) plans, section 403(a) annuities, and section 403(b) tax-sheltered annuities are subject to a mandatory Federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions such as distribution required by the Code or distributions in a specified annuity form. The 20% withholding does not apply, however, if the Owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.

                ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS
                -------------------------------------------------

     United Investors reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for, the shares that are held by the Variable Account (or any Investment Division) or that the Variable Account (or any Investment Division) may purchase. United Investors reserves the right to eliminate the shares of any of the Portfolios and to substitute shares of another Portfolio of the Funds or any other investment vehicle or of another open-end, registered investment company if laws or regulations are changed, if the shares of any or a Portfolio are no longer available for investment, or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Investment Division. United Investors will not substitute any shares attributable to a Policyowner's interest in an Investment Division of the Variable Account without notice and prior approval of the U.S. Securities and Exchange Commission and the insurance regulator of the state where the Policy was delivered, where required. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Policyowners.

     United Investors also reserves the right to establish additional Investment Divisions of the Variable Account, each of which would invest in a new Portfolio, or in shares of another investment company or suitable investment, with a specified investment objective. New Investment Divisions may be established when, in the sole discretion of United Investors, marketing needs or investment conditions warrant, and any new Investment Divisions will be made available to existing Policyowners on a basis to be determined by United Investors. United Investors may also eliminate one or more Investment Divisions if, in its sole discretion, marketing, tax, or investment conditions warrant.

     In the event of any such substitution or change, United Investors may, by appropriate endorsement, make such changes in the Policies as may be necessary or appropriate to reflect such substitution or change. If deemed by United Investors to be in the best interests of persons having voting rights under the Policies, the Variable Account may be operated as a management company under the Investment Company Act of 1940, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other United Investors separate accounts.

                           DISTRIBUTION OF THE POLICY
                           --------------------------

     The Policies were sold by individuals who, in addition to being licensed as life insurance agents for United Investors, are also registered representatives of Waddell & Reed, Inc. ("W&R"). Waddell & Reed, Inc. was the principal underwriter of the Policies prior to April 30, 2001. Waddell & Reed, Inc. is no longer distributing the policies. Waddell & Reed, Inc. will remain the broker of record for policies it sold before that date. W&R is registered with the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. (W&R is the owner of Waddell & Reed Investment Management Company, the manager of W&R Target Funds, Inc.) The total commissions paid by United Investors for the sale of the Policies were $20,530,408 during 2000. The Policies were not sold before 2000.

                     SAFEKEEPING OF VARIABLE ACCOUNT ASSETS
                     --------------------------------------

     United Investors holds the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from United Investors' general account. United Investors maintains records of all purchases and redemptions of Fund shares by each of the Investment Divisions.

                                STATE REGULATION
                                ----------------

     United Investors is subject to regulation by the Missouri Department of Insurance. An annual statement is filed with the Missouri Department of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of United Investors as of December 31 of the preceding year. Periodically, the Missouri Department of Insurance or other authorities examine the liabilities and reserves of United Investors and the Variable Account, and a full examination of United Investors' operations is conducted periodically by the National Association of Insurance Commissioners.

     In addition, United Investors is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments. A Policy is governed by the law of the state in which it is delivered. The values and benefits of each Policy are at least equal to those required by such state.

                               RECORDS AND REPORTS
                               -------------------

     All records and accounts relating to the Variable Account will be maintained by United Investors. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, reports containing such information as may be required under that Act or by any other applicable law or regulation will be sent to Owners at their last known address of record.

                                  LEGAL MATTERS
                                  -------------

     Legal advice regarding certain matters relating to Federal securities laws applicable to the issuance of the Policy has been provided by Sutherland Asbill & Brennan LLP of Washington, D.C.

                                     EXPERTS
                                     -------

     The balance sheets of United Investors Life Insurance Company as of December 31, 2000, and 1999 and the related statements of operations, comprehensive income, shareholders' equity, and cash flow for the years ended and the balance sheets of United Investors Advantage Gold Variable Account as of December 31, 2000, and the related statements of operations and changes in net assets for the period ended December 31, 2000 included in this Statement of additional information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

     The statements of operations, comprehensive income, shareholders' equity, and cash flows of United Investors Life Insurance Company for the year ended December 31, 1998 have been included herein in reliance upon the report of KPMG LLP (formerly KPMG Peat Marwick LLP), independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                                OTHER INFORMATION
                                -----------------

     A Registration Statement has been filed with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policies discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the prospectus or this Statement of Additional Information. Statements contained in the prospectus or this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the documents themselves or to the instruments filed with the U.S. Securities and Exchange Commission.

                             FINANCIAL STATEMENTS
                             --------------------

     The financial statements of United Investors, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of United Investors to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

Financial Statements
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors of
United Investors Life Insurance Company
Birmingham, Alabama

We have audited the accompanying balance sheets of United Investors Life Insurance Company as of December 31, 2000 and 1999, and the related statements of operations, comprehensive income, shareholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of United Investors Life Insurance Company as of December 31, 2000 and 1999, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Dallas, Texas
January 30, 2001

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors of
United Investors Life Insurance Company
Birmingham, Alabama

We have audited the statements of operations, comprehensive income, shareholders' equity, and cash flows of United Investors Life Insurance Company for the year ended December 31, 1998. These financial statements are the responsibility of United Investors Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations, comprehensive income, shareholders' equity and cash flows of United Investors Life Insurance Company for the year ended December 31, 1998, in conformity with accounting principles generally accepted in the United States of America.


                                          KPMG LLP

Birmingham, Alabama
January 29, 1999

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
              (Dollar amounts in thousands, except per share data)

                                                            At December 31,
                                                         ----------------------
                                                            2000        1999
                                                         ----------  ----------
                        ASSETS

Investments:
 Fixed maturities-available for sale, at fair value
  (amortized cost: 2000--$583,473; 1999--$613,003).....  $  561,918  $  587,346
 Preferred stock of affiliate (cost: 2000--$240,412;
  1999--$188,212)......................................     240,412     188,212
 Equity securities (cost: 2000--$0; 1999--$3,400)......           0       2,635
 Policy Loans..........................................      21,268      19,665
 Short term investments................................      24,363      11,796
                                                         ----------  ----------
   Total investments...................................     847,961     809,654
Cash...................................................      21,639       5,842
Accrued investment income (includes amounts from
 affiliates:
 2000--$477; 1999--$675)...............................      11,495      11,550
Receivables............................................       2,010       3,033
Due from affiliate (includes funds withheld on
 reinsurance:
 2000--$284,759; 1999--$275,374).......................     290,124     329,365
Deferred acquisition costs.............................     285,130     227,170
Value of business purchased............................      21,346      26,101
Goodwill...............................................      27,573      28,519
Property and equipment.................................         391         221
Other assets...........................................       3,780       3,076
Separate account assets................................   3,741,415   3,413,675
                                                         ----------  ----------
   Total assets........................................  $5,252,864  $4,858,206
                                                         ==========  ==========

         LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
 Future policy benefits (includes reserves assumed from
  affiliates:
  2000--$300,698; 1999--$287,376)......................  $  835,174  $  824,785
 Unearned and advance premiums.........................       2,688       2,804
 Other policy benefits.................................       7,078       6,790
                                                         ----------  ----------
   Total policy liabilities............................     844,940     834,379
 Accrued income taxes..................................      65,007      50,112
 Other liabilities.....................................      23,891      10,247
 Due to affiliates.....................................      11,438         602
 Separate account liabilities..........................   3,741,415   3,413,675
                                                         ----------  ----------
   Total liabilities...................................   4,686,691   4,309,015
Shareholders' equity:
 Common stock, par value $6 per share authorized,
  500,000 shares issued and outstanding ...............       3,000       3,000
 Additional paid in capital............................     350,762     350,714
 Unrealized investment losses, net of applicable
  taxes................................................     (10,296)    (12,258)
 Retained earnings.....................................     222,707     207,735
                                                         ----------  ----------
   Total shareholders' equity..........................     566,173     549,191
                                                         ----------  ----------
   Total liabilities and shareholders' equity..........  $5,252,864  $4,858,206
                                                         ==========  ==========

                See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                            STATEMENTS OF OPERATIONS
                         (Dollar amounts in thousands)

                                                     Year Ended December 31,
                                                     --------------------------
                                                      2000     1999      1998
                                                     -------  -------  --------
Revenue:
 Premium income..................................... $79,805  $73,718  $ 69,987
 Policy charges and fees............................  71,368   56,652    45,113
 Net investment income (includes amounts from
  affiliates 2000--$16,622; 1999--$16,532; 1998--
  $13,082)..........................................  63,472   63,388    61,373
 Realized investment gains (losses).................  (5,484)  (5,023)    9,401
 Other income (includes amounts from affiliates:
  2000--$19,619; 1999--$17,058; 1998--$13,665)......  19,619   17,058    13,665
                                                     -------  -------  --------
   Total revenue.................................... 228,780  205,793   199,539
Benefits and expenses:
 Policy benefits:
  Individual life...................................  59,131   51,595    63,689
  Annuity...........................................  28,706   26,686    13,633
                                                     -------  -------  --------
   Total policy benefits............................  87,837   78,281    77,322
 Amortization of deferred acquisition costs.........  40,089   33,284    27,874
 Commissions and premium taxes (includes amounts to
  affiliates: 2000--$4,852; 1999--$3,679; 1998--
  $1,013)...........................................   7,407    5,897     5,580
 Other operating expenses (includes amounts to
  affiliates: 2000--$3,005; 1999--$3,176; 1998--
  $3,252)...........................................   7,647    7,022     6,579
                                                     -------  -------  --------
   Total benefits and expenses...................... 142,980  124,484   117,355
Income before income taxes..........................  85,800   81,309    82,184
Income taxes........................................  21,828   23,112    25,567
                                                     -------  -------  --------
   Net income....................................... $63,972  $58,197  $ 56,617
                                                     =======  =======  ========


                See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                       STATEMENTS OF COMPREHENSIVE INCOME
                         (Dollar amounts in thousands)

                                                    Year Ended December 31,
                                                    --------------------------
                                                     2000      1999     1998
                                                    -------  --------  -------


Net income......................................... $63,972  $ 58,197  $56,617
Other comprehensive income:
 Unrealized investment gains (losses):
  Unrealized investment gains (losses) on
   securities:
   Unrealized holding gains arising during period..  (1,766)  (61,690)   7,021
   Reclassification adjustment for losses (gains)
    on securities included in net income...........   5,484     5,023       (1)
   Reclassification adjustment for amortization of
    premium (discount) ............................     382       446      502
                                                    -------  --------  -------


                                                      4,100   (56,221)   7,522
   Unrealized gains (losses) on other investments..     774      (763)  (6,330)


   Unrealized gains (losses) allocated to deferred
    acquisition costs..............................  (1,855)   14,042      276
                                                    -------  --------  -------
   Total unrealized gains (losses) ................   3,019   (42,942)   1,468


   Applicable tax..................................  (1,057)   15,030     (514)
                                                    -------  --------  -------

Other comprehensive income.........................   1,962   (27,912)     954
                                                    -------  --------  -------


   Comprehensive income............................ $65,934  $ 30,285  $57,571
                                                    =======  ========  =======


                See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                       STATEMENTS OF SHAREHOLDERS' EQUITY
                         (Dollar amounts in thousands)

                                            Unrealized
                                 Additional Investment               Total
                          Common  Paid-In     Gains    Retained  Shareholders'
                          Stock   Capital    (Losses)  Earnings     Equity
                          ------ ---------- ---------- --------  -------------
Year Ended at December
 31, 1998
----------------------
Balance at January 1,
 1998.................... $3,000  $138,469   $ 14,700  $175,401    $331,570
Comprehensive Income.....                         954    56,617     (57,571)
Dividends................                               (33,500)    (33,500)
Impact from
 reorganization of
 Waddell & Reed..........          211,851               (7,980)    203,871
Exercise of stock
 options.................               68                               68
                          ------  --------   --------  --------    --------
 Balance at December 31,
  1998...................  3,000   350,388     15,654   190,538     559,580


Year Ended at December
 31, 1999
----------------------
Comprehensive Income.....                     (27,912)   58,197      30,285
Dividends................                               (41,000)    (41,000)
Exercise of stock
 options.................              326                              326
                          ------  --------   --------  --------    --------
 Balance at December 31,
  1999...................  3,000   350,714    (12,258)  207,735     549,191

Year Ended at December
 31, 2000
----------------------
Comprehensive Income.....                       1,962    63,972      65,934
Dividends................                               (49,000)    (49,000)
Exercise of stock
 options.................               48                               48
                          ------  --------   --------  --------    --------
 Balance at December 31,
  2000................... $3,000  $350,762   $(10,296) $222,707    $566,173
                          ======  ========   ========  ========    ========



                See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS
                         (Dollar amounts in thousands)

                                                 Year Ended December 31,
                                              -------------------------------
                                                2000       1999       1998
                                              ---------  ---------  ---------
Net income................................... $  63,972  $  58,197  $  56,617
Adjustment to reconcile net income to cash
 provided from operations:
  Increase in future policy benefits.........    17,084     14,953     13,871
  Increase (decrease) in other policy
   liabilities...............................       172       (202)    (1,892)
  Deferral of policy acquisition costs.......   (95,149)   (58,880)   (42,857)
  Amortization of deferred acquisition
   costs.....................................    41,944     33,284     27,874
  Change in accrued income taxes.............    13,886      9,644      1,079
  Depreciation...............................        72         41         39
  Realized (gains) losses on sale of
   investments and properties................     4,848      5,023     (9,401)
  Other accruals and adjustments.............    16,213      4,553     (3,240)
                                              ---------  ---------  ---------
Cash provided from operations................    63,042     66,613     42,090
                                              ---------  ---------  ---------
Cash used for investment activities:
 Investments sold or matured:
 Fixed maturities available for sale-sold....    78,483    152,270     46,039
 Fixed maturities available for sale-matured,
  called and repaid..........................    37,953     50,760     76,583
 Equity securities...........................     4,284          0          0
 Other long-term investments.................         0          0     25,596
                                              ---------  ---------  ---------
   Total investments sold or matured.........   120,720    203,030    148,218
Acquisition of investments:..................
 Fixed maturities-available for sale.........   (91,924)  (208,912)  (123,111)
 Equity securities...........................         0     (3,400)         0
 Net increase in policy loans................    (1,604)    (1,656)    (2,192)
 Other long-term investments.................         0     (3,400)         0
                                              ---------  ---------  ---------
   Total acquisition of investments..........   (93,528)  (213,968)  (125,339)
Net (increase) decrease in short-term
 investments.................................   (12,544)       876        747
Funds loaned to affiliates...................  (147,950)  (126,120)   (13,026)
Funds repaid to affiliates...................   147,950    117,800      2,400
Funds borrowed from affiliates...............   101,000     81,400      4,800
Funds repaid to affiliates...................  (101,000)   (81,400)   (14,800)
Disposition of property and equipment........         6          0          5
Additions of property and equipment..........      (250)      (166)       (37)
                                              ---------  ---------  ---------
Cash provided from (used for) investment
 activities..................................    14,404    (18,548)    12,968
                                              ---------  ---------  ---------
Cash used for financing activities:
  Cash dividends paid to shareholders........   (49,000)   (41,000)   (33,500)
  Net receipts from deposit product
   operations................................   (12,649)   (12,649)    15,420)
                                              ---------  ---------  ---------
Cash used for financing activities...........   (61,649)   (53,649)   (48,920)
                                              ---------  ---------  ---------
Increase (decrease) in cash..................    15,797     (5,584)     6,138
Cash at beginning of year....................     5,842     11,426      5,205
                                              ---------  ---------  ---------
Cash at end of year.......................... $  21,639  $   5,842  $  11,426
                                              =========  =========  =========

                See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
                         (Dollar amounts in thousands)

Note 1--Summary of Significant Accounting Policies

   Organization: United Investors Life Insurance Company ("UILIC" or "United Investors") was a wholly owned subsidiary of Waddell & Reed Financial, Inc. ("WDR") (formerly known as United Investors Management Company), a subsidiary of Torchmark Corporation. On March 3, 1998, to facilitate the initial public offering ("IPO") by Torchmark Corporation ("TMK") of 36% of the common stock of WDR, several transactions were completed to reorganize the assets held by WDR. The following transactions directly affected UILIC:

(i) WDR contributed 188,212 shares of TMK 6 1/2% Cumulative Preferred Stock, Series A to UILIC.

(ii) WDR dividended the common stock of its subsidiary UILIC pro rata to Liberty National Life Insurance Company ("LNL"), an 81.18% owner, and TMK, an 18.82% owner. LNL is a wholly owned subsidiary of TMK.

(iii) Upon reorganization, UILIC recorded additional goodwill in the amount of $23,639. This goodwill represented UILIC's portion of United Investors Management Company's goodwill which was allocated between Waddell & Reed and UILIC upon dividend of UILIC to TMK and LNL.

(iv) TMK transferred to UILIC a deferred commission credit of $7,980, net of applicable tax of $4,297. This credit is being amortized over approximately 10 years.

   Description of Business: The Company is a life insurer licensed in 49 states. The Company offers a full range of life, annuity and variable products through its agents and is subject to competition from other insurers throughout the United States. The Company is subject to regulation by the insurance department of states in which it is licensed, and undergoes periodic examinations by those departments.

   In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

   The estimates susceptible to significant change are those used in determining deferred acquisition costs, the liabilities for policy reserves, losses and claims. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

   Basis of Presentation: The accompanying financial statements include the accounts of United Investors, an indirectly wholly-owned subsidiary of TMK, is owned by Liberty National Life Insurance Company (81.18%) and Torchmark Corporation (18.82%). The financial statements have been prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP").

   Investments: United Investors classifies all of its fixed maturity investments, which include bonds and redeemable preferred stocks, as available for sale. Investments classified as available for sale are carried at fair value with unrealized gains and losses, net of deferred taxes, reflected as a component of accumulated other comprehensive income (loss) in shareholders' equity. Investments in equity securities, which include common and nonredeemable preferred stocks, are reported at fair value with unrealized gains and losses, net of deferred taxes, reflected as a component of accumulated other comprehensive income (loss) in shareholders' equity. Policy loans are carried at unpaid principal balances. Short-term investments include investments in certificates of deposit and other interest-bearing time deposits with original maturities within three months. Other long-term investments consist of investments in mutual funds which are carried at fair value. If an investment becomes permanently impaired, such impairment is treated as a realized loss and the investment is adjusted to net realizable value.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)
Note 1--Summary of Significant Accounting Policies (continued)

   Gains and losses realized on the disposition of investments are recognized as revenues and are determined on a specific identification basis.

   Realized investment gains and losses and investment income attributable to separate accounts are credited to the separate accounts and have no effect on United Investors' net income. Investment income attributable to policyholders is included in United Investors' net investment income. Net investment income for the years ended December 31, 2000, 1999 and 1998 included approximately $35,600, $35,900, and $37,000, respectively, which was allocable to policyholder reserves or accounts. Realized investment gains and losses are not allocable to policyholders.

   Determination of Fair Values of Financial Instruments: Fair value for cash, short-term investments, receivables and payables approximates carrying value. Fair values for investment securities approximate carrying value and are based on quoted market prices, where available. Otherwise, fair values are based on quoted market prices of comparable instruments. Fair value of future benefits for universal life and current interest products and annuity products are based on the fund value.

   Cash: Cash consists of balances on hand and on deposit in banks and financial institutions.

   Recognition of Revenue and Related Expenses: Premiums for insurance contracts which are not defined as universal life-type according to the Financial Accounting Standards Board's Statement of Accounting Standards (SFAS) 97 are recognized as revenue over the premium-paying period of the policy. Premiums for limited-payment life insurance contracts as defined by SFAS 97 are recognized over the contract period. Premiums for universal life-type and annuity contracts are added to the policy account value, and revenues from such products are recognized as charges to the policy account value for mortality, administration, and surrenders (retrospective deposit method). The related benefits and expenses are matched with revenues by means of the provision for future policy benefits and the amortization of deferred acquisition costs in a manner which recognizes profits as they are earned over the same period.

   Future Policy Benefits: The liability for future policy benefits for universal life-type products according to SFAS 97 is represented by policy account value. Annuity contracts are accounted for as deposit contracts. The liability for future policy benefits for other products is provided on the net level premium method based on estimated investment yields, mortality, persistency and other assumptions which were appropriate at the time the policies were issued. Assumptions used are based on United Investors' experience as adjusted to provide for possible adverse deviation. These estimates are periodically reviewed and compared with actual experience. If it is determined that future expected experience differs significantly from that assumed, the estimates are revised.

   Deferred Acquisition Costs and Value of Insurance Purchased: The costs of acquiring new insurance business are deferred. Such costs consist of sales commissions, underwriting expenses, and certain other selling expenses. The costs of acquiring new business through the purchase of other companies and blocks of insurance business are also deferred.

   Deferred acquisition costs and the value of insurance purchased, for policies other than universal life-type policies, according to SFAS 97, are amortized with interest over an estimate of the premium-paying period of the policies in a manner which charges each year's operations in proportion to the receipt of premium income. For limited-payment contracts, acquisition costs are amortized over the contract period. For universal life-type policies, acquisition costs are amortized with interest in proportion to estimated gross profits. The assumptions used as to interest, withdrawals and mortality are consistent with those used in computing the liability for future policy benefits and expenses. If it is determined that future experience differs significantly from that

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 1--Summary of Significant Accounting Policies (continued)

previously assumed, the estimates are revised. Deferred acquisition costs are adjusted to reflect the amounts associated with unrealized investment gains and losses pertaining to universal life-type products.

   Income Taxes: Income taxes are accounted for under the asset and liability method. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement book values and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

   Interest Expense: Interest expense includes interest on borrowed funds not used in the production of investment income. Interest expense relating to the production of investment income is deducted from investment income.

   Property and Equipment: Property and equipment is reported at cost less allowances for depreciation. Depreciation is provided on the straight-line method over the estimated useful lives of these assets which range from three to ten years.

   Goodwill: Goodwill represents the excess cost over the fair value of the net assets acquired when United Investors was purchased by TMK in 1981 and is being amortized on a straight-line basis over forty years. In 1998 United Investors recorded additional goodwill of $23,639 upon the reorganization of UILIC as outlined in Note 1--"Organization." This additional goodwill is being amortized on a straight-line basis over thirty-five years.

   Reclassification: Certain amounts in the financial statements presented have been reclassified from amounts previously reported in order to be comparable between years. These reclassifications have no effect on previously reported shareholders' equity or net income during the periods involved.

   Comprehensive Income: United Investors adopted SFAS 130, "Reporting Comprehensive Income," effective January 1, 1998. This standard defines comprehensive income as the change in equity of a business enterprise during a period from transactions from all nonowner sources. It requires UILIC to display comprehensive income for the period, consisting of net income and other comprehensive income. In compliance with SFAS 130, Statements of Comprehensive Income are included as an integral part of the financial statements.

   Derivatives: Accounting for Derivative Instruments and Hedging Activities (FASB Statement No. 133), as amended by FASB Statement No. 137, is effective for all fiscal quarters of all fiscal years beginning after June 15, 2000, with earlier application of all of the provisions of this statement encouraged. Early adoption of selective provisions is prohibited. Prior periods may not be restated for comparability. This statement establishes standards for the accounting and reporting of derivative instruments. It requires that all derivatives be recognized as assets or liabilities on the balance sheet and be measured at fair value. Adoption of FASB Statement No. 133 will not have a material impact on UILIC's financial statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)


Note 2--Statutory Accounting

   United Investors is required to file statutory financial statements with state insurance regulatory authorities. Accounting principles used to prepare these statutory financial statements differ from GAAP. Net income and shareholders' equity on a statutory basis for United Investors were as follows:

                     Net Income                            Shareholders' Equity
              Year Ended December 31,                         At December 31,
         ----------------------------------------        ---------------------------------
           2000          1999             1998              2000               1999
         --------      --------         --------         ----------         ----------
          $30,985       $49,235          $47,294           $150,228           $171,458

   The excess of shareholders' equity on a GAAP basis over that determined on a statutory basis may not be available for distribution to shareholders without regulatory approval.

   A reconciliation of United Investors' statutory net income to GAAP net income is as follows:

                                                    Year Ended December 31,
                                                   ----------------------------
                                                     2000      1999      1998
                                                   --------  --------  --------
   Statutory net income........................... $ 30,985  $ 49,235  $ 47,294
   Deferral of acquisition costs..................   95,149    58,880    42,857
   Amortization of acquisition costs..............  (41,944)  (33,284)  (27,874)
   Differences in policy liabilities..............   (3,572)   (3,887)    1,417
   Deferred income taxes..........................  (17,500)   (6,996)   (6,422)
   Other..........................................      854    (5,751)     (655)
                                                   --------  --------  --------
   GAAP net income................................ $ 63,972  $ 58,197  $ 56,617
                                                   ========  ========  ========

   A reconciliation of United Investors' statutory shareholders' equity to GAAP shareholders' equity is as follows:

                                                               Year Ended
                                                              December 31,
                                                            ------------------
                                                              2000      1999
                                                            --------  --------
   Statutory shareholders' equity.........................  $150,228  $171,458
   Differences in policy liabilities......................     3,332     5,987
   Deferred acquisition cost and value of insurance
    purchased.............................................   306,476   253,271
   Deferred income taxes..................................   (69,408)  (51,541)
   Asset valuation reserve................................     6,992     5,806
   Nonadmitted assets.....................................     5,628     5,168
   Fair value adjustment on fixed maturities available for
    sale..................................................   (23,746)  (25,656)
   Fair value adjustment on preferred stock of affiliate..   188,212   188,212
   Goodwill...............................................    27,573    28,519
   Due and deferred premiums..............................   (29,243)  (30,471)
   Other..................................................       130    (1,562)
                                                            --------  --------
   GAAP shareholders' equity..............................  $566,174  $549,191
                                                            ========  ========

   The NAIC requires that a risk based capital formula be applied to all life and health insurers. The risk based capital formula is a threshold formula rather than a target capital formula. It is designed only to identify companies that require regulatory attention and is not to be used to rate or rank companies that are adequately capitalized. United Investors is adequately capitalized under the risk based capital formula.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)


Note 2--Statutory Accounting (continued)

   In 1998, the NAIC adopted the Codification of Statutory Accounting Principles ("Codification") effective January 1, 2001. Codification changes, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that are used to prepare their statutory basis financial statements. The Missouri Department of Insurance has adopted Codification effective January 1, 2001. Management has not fully completed its assessment of the impact of Codification on the statutory basis capital and surplus of United Investors as of January 1, 2001.

Note 3--Investment Operations

   Investment income is summarized as follows:

                                                    Year Ended December 31,
                                                    --------------------------
                                                     2000      1999     1998
                                                    -------  --------  -------
 Fixed maturities.................................. $45,152  $ 45,728  $45,889
 Policy loans......................................   1,448     1,327    1,186
 Other long-term investments.......................      17       135       84
 Short-term investments............................     827       468      743
 Other income......................................      65         0      954
 Interest and dividends from affiliates............  16,622    16,532   13,082
                                                    -------  --------  -------
                                                     64,131    64,190   61,938
 Less investment expense...........................    (659)     (802)    (565)
                                                    -------  --------  -------
 Net investment income............................. $63,472  $ 63,388  $61,373
                                                    =======  ========  =======

 Analysis of gains (losses) from investments:
  Realized investments gains (losses)
   Fixed maturities................................ $(6,368) $ (5,023) $     1
   Equity securities other.........................     884         0        0
   Mutual funds....................................       0         0    9,400
                                                    -------  --------  -------
                                                    $(5,484) $ (5,023) $ 9,401
                                                    =======  ========  =======

Analysis of change in unrealized gains (losses):
 Net change in unrealized investments gains
  (losses) on fixed maturities available for sale
  before tax.......................................  $4,100  $(56,221) $ 7,522
 Net change in unrealized gains (losses) on equity
  securities.......................................     765      (765)       0
 Net change in unrealized investments gains
  (losses) on short-term investments before tax....       9         2       (2)
 Other (includes loss of $5,946 related to sale of
  mutual fund shares in 1998)......................       0         0   (6,328)
 Adjustment for deferred acquisition cost..........  (1,855)   14,042      276
 Applicable tax....................................  (1,057)   15,030     (514)
                                                    -------  --------  -------
 Net change in unrealized gains (losses) on short-
  term investments and fixed maturities available
  for sale......................................... $ 1,962  $(27,912) $   954
                                                    =======  ========  =======

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)
Note 3--Investment Operations (continued)

   A summary of fixed maturities available for sale by cost or amortized cost, gross unrealized gains and losses, fair value and carrying value at December 31, 2000 and 1999 is as follows:

                            Cost or    Gross      Gross             Amount per
                           Amortized Unrealized Unrealized   Fair   the Balance
2000:                        Cost      Gains      Losses    Value      Sheet
-----                      --------- ---------- ---------- -------- -----------
 Fixed maturities avail-
  able for sale:
 Bonds:
  U.S. Government direct
   obligations and
   agencies............... $  6,851   $   133    $     (0) $  6,984  $  6,984
  GNMA's..................   44,780     1,356         (72)   46,064    46,064
  Mortgage-backed
   securities, GNMA
   collateral.............      556         0          (1)      555       555
  Other mortgage-backed
   securities ............   41,990     1,717           0    43,707    43,707
  States, municipalities
   and political
   subdivisions...........   17,985       262          (1)   18,246    18,246
  Foreign governments.....    4,015       161           0     4,176     4,176
  Public utilities........   47,312     1,006        (406)   47,912    47,912
  Industrial and
   miscellaneous..........  404,330     5,587     (29,881)  380,036   380,036
  Asset-backed
   securities.............   15,654        67      (1,483)   14,238    14,238
                           --------   -------    --------  --------  --------
  Total fixed maturities.. $583,473   $10,289    $(31,844) $561,918  $561,918
                           ========   =======    ========  ========  ========


                            Cost or    Gross      Gross             Amount per
                           Amortized Unrealized Unrealized   Fair   the Balance
1999:                        Cost      Gains      Losses    Value      Sheet
-----                      --------- ---------- ---------- -------- -----------
 Fixed maturities avail-
  able for sale:
 Bonds:
  U.S. Government direct
   obligations and
   agencies............... $  7,240    $   30    $   (174) $  7,096  $  7,096
  GNMA's..................   64,952     1,675        (536)   66,091    66,091
  MBS, GNMA Collateral....    3,177         7           0     3,184     3,184
  Other mortgage-backed
   securities.............   23,658         0        (457)   23,201    23,201
  States, municipalities
   and political
   subdivisions...........   18,416         0        (267)   18,149    18,149
  Foreign governments.....    3,012        66           0     3,078     3,078
  Public utilities........   54,010       102      (2,150)   51,962    51,962
  Industrial and
   miscellaneous..........  420,359       439     (21,091)  399,707   399,707
  Asset-backed
   securities.............   18,179         0      (3,301)   14,878    14,878
                           --------    ------    --------  --------  --------
  Total fixed maturities.. $613,003    $2,319    $(27,976) $587,346  $587,346
                           ========    ======    ========  ========  ========
 Equity Securities:
  Common Stock............ $  3,400    $  --     $   (765) $  2,635  $  2,635
                           ========    ======    ========  ========  ========

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)
Note 3--Investment Operations (continued)

   A schedule of fixed maturities by contractual maturity at December 31, 2000 is shown below on an amortized cost basis and on a fair value basis. Actual maturities could differ from contractual maturities due to call or prepayment provisions.

                                                             Amortized   Fair
                                                               Cost     Value
                                                             --------- --------
   Fixed maturities available for sale:
    Due in one year or less................................. $ 16,327  $ 16,363
    Due from one year to five years.........................   68,757    62,975
    Due from five years to ten years........................  221,066   216,013
    Due after ten years.....................................  174,343   162,003
                                                             --------  --------
                                                              480,493   457,354
   Mortgage- and asset-backed securities....................  102,980   104,564
                                                             --------  --------
                                                             $583,473  $561,918
                                                             ========  ========

   Proceeds from sales of fixed maturities available for sale were $78,483 in 2000, $152,270 in 1999 and $46,039 in 1998. Gross gains realized on these sales were $766 in 2000, $337 in 1999 and $928 in 1998. Gross losses realized on these sales were $3,101 in 2000, $5,653 in 1999 and $927 in 1998.

   Proceeds from sales of equity securities were $4,284 in 2000, $0 in 1999 and $0 in 1998. Gross gains realized on these sales were $844 in 2000, $0 in 1999 and $0 in 1998. No gross losses were realized on these sales in 2000, 1999 and 1998.

Note 4--Deferred Acquisition Cost and Value of Insurance Purchased

  An analysis of deferred acquisition costs and the value of insurance purchased is as follows:

                                  2000                  1999                  1998
                          --------------------- --------------------- ---------------------
                           Deferred   Value of   Deferred   Value of   Deferred   Value of
                          Acquisition Insurance Acquisition Insurance Acquisition Insurance
                             Cost     Purchased    Cost     Purchased    Cost     Purchased
                          ----------- --------- ----------- --------- ----------- ---------
Balance at beginning of
 year...................   $227,170    $26,101   $183,033    $30,600   $ 176,897   $33,754
 Additions:
  Deferred during peri-
   od:
  Commissions...........     72,887          0     49,812          0      36,328         0
  Other expenses........     22,262          0      9,068          0       6,529         0
                           --------    -------   --------    -------   ---------   -------
   Total deferred.......     95,149          0     58,880          0      42,857         0
  Value of insurance
   purchased............          0          0          0          0           0         0
 Adjustment attributable
  to unrealized invest-
  ment losses (1).......          0          0     14,042          0         276         0
                           --------    -------   --------    -------   ---------   -------
   Total additions......     95,149          0     72,922          0      43,133         0
 Deductions:
  Amortized during peri-
   od...................    (35,334)    (4,755)   (28,785)    (4,499)    (24,720)   (3,154)
  Adjustment
   attributable to
   unrealized investment
   gains (1)............          0          0          0          0           0         0
  Adjustment attribut-
   able to realized
   investment gains
   (1)..................    (1,855)          0          0          0           0         0
  Adjustment to deferred
   commissions due to
   reorganization.......          0          0          0          0    (12,277)         0
                           --------    -------   --------    -------   ---------   -------
   Total deductions.....    (37,189)    (4,755)   (28,785)    (4,499)    (36,997)   (3,154)
                           --------    -------   --------    -------   ---------   -------
Balance at end of year..   $285,130    $21,346   $227,170    $26,101   $ 183,033   $30,600
                           ========    =======   ========    =======   =========   =======

--------
(1) Represents amounts pertaining to investments relating to universal life-type products.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

  The amount of interest accrued on the unamortized balance of value of insurance purchased was approximately $423, $578 and $755 for the years ended December 31, 2000, 1999 and 1998, respectively. The average interest accrual rates used were 6.00%, 6.00% and 6.15%, respectively. The estimated amount of the unamortized value of business purchased balance at December 31, 2000 to be amortized during each of the next five years is: 2001, $3,160; 2002, $2,243; 2003, $1,693; 2004, $1,363; and 2005, $1,164.

  In the event of lapses or early withdrawals in excess of those assumed, deferred acquisition costs and the value of insurance purchased may not be recoverable.

Note 5--Property and Equipment

  A summary of property and equipment used in the business is as follows:

                                          At December 31,     At December 31,
                                               2000                1999
                                        ------------------- -------------------
                                               Accumulated         Accumulated
                                         Cost  Depreciation  Cost  Depreciation
                                        ------ ------------ ------ ------------
Data processing equipment.............. $  552    $  271    $  366    $  209
Transportation equipment...............     89        36        72        42
Furniture and office equipment ........    983       926       955       921
                                        ------    ------    ------    ------
  Total................................ $1,624    $1,233    $1,393    $1,172
                                        ======    ======    ======    ======

  Depreciation expense on property and equipment used in the business was $72, $41 and $39 in each of the years 2000, 1999 and 1998, respectively.

Note 6--Future Policy Benefit Reserves

   A summary of the assumptions used in determining the liability for future policy benefits at December 31, 2000 is as follows:

                           Individual Life Insurance

Interest Assumptions:

                                                  Percent of
      Years of Issue         Interest Rates       Liability
      --------------   -------------------------- ----------
      1962-2000        3.00% level to 6.00% level     18%
      1986-1992             7.00% graded to 6.00%     23%
      1962-1985             8.50% graded to 6.00%      3%
      1981-1985             8.50% graded to 7.00%      2%
      1984-2000                Interest Sensitive     54%
                                                     ----
                                                     100%
                                                     ====

Mortality assumptions:
  The mortality tables used are various statutory mortality tables and modifications of:

                          1965-70 Select and Ultimate Table
                          1975-80 Select and Ultimate Table

Withdrawal assumptions:
  Withdrawal assumptions are based on United Investors' experience.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 7--Income Taxes

   United Investors is included in the life-nonlife consolidated federal income tax return filed by Torchmark. Under the tax allocation agreement with Torchmark, a company with taxable income pays tax equal to the amount it would pay if it filed a separate tax return. A company with a loss is paid a tax benefit currently to the extent that affiliated companies with taxable income utilize that loss.

  Total income taxes were allocated as follows:

                                                   Year Ended December 31,
                                                   --------------------------
                                                    2000      1999     1998
                                                   -------  --------  -------
   Operating income............................... $21,828  $ 23,112  $25,567
   Shareholders' equity:
    Unrealized investment gains (losses)..........   1,057   (15,030)     514
    Tax basis compensation expense in excess of
     amounts recognized for financial reporting
     purposes from the exercise of stock options..     (48)     (326)     (68)
    Tax benefit received on deferred commission
     credit due to reorganization.................       0         0   (4,297)
    Other.........................................       0       132      300
                                                   -------  --------  -------
                                                   $22,837  $  7,888  $22,016
                                                   =======  ========  =======

   Income tax expense before the adjustments to shareholders' equity is summarized below:

                                                        Year Ended December 31,
                                                        -----------------------
                                                         2000    1999    1998
                                                        ------- ------- -------
    Current income tax expense......................... $ 4,328 $16,116 $19,145
    Deferred income tax expense........................  17,500   6,996   6,422
                                                        ------- ------- -------
                                                        $21,828 $23,112 $25,567
                                                        ======= ======= =======

   In 2000, 1999, and 1998, deferred income tax expense was incurred because of the difference between net operating income before income taxes as reported on the statements of operations and taxable income as reported on United Investor's income tax returns. As explained in Note 1, this difference caused the financial statement book values of some assets and liabilities to be different from their respective tax bases.

   The effective income tax rate differed from the expected 35% rate in 2000, 1999 and 1998 as shown below:

                                             Year Ended December 31,
                                       ----------------------------------------
                                        2000     %    1999     %    1998     %
                                       -------  ---  -------  ---  -------  ---
   Expected income taxes.............. $30,030   35% $28,458   35% $28,764   35%
   Increase (reduction) in income
    taxes resulting from:
    Tax-exempt investment income......  (8,540) (10)  (5,682)  (7)  (3,532)  (4)
    Purchase accounting differences...     331    0      331    0      331    0
    Other.............................       7    0        5    0        4    0
                                       -------  ---  -------  ---  -------  ---
   Income taxes....................... $21,828   25% $23,112   28% $25,567   31%
                                       =======  ===  =======  ===  =======  ===

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)
Note 7--Income Taxes (continued)

   The tax effects of temporary differences that gave rise to significant portions of the deferred tax assets and deferred tax liabilities are presented below:

                                                        Year Ended December 31,
                                                        ------------------------
                                                            2000        1999
                                                        ------------ -----------
   Deferred tax assets:
    Unrealized investment losses......................  $      5,544 $     6,601
    Present value of future policy surrender charges..        39,964      28,534
    Other liabilities, principally due to the current
     nondeductibilty for tax purposes of certain
     accrued expenses.................................           274         183
                                                        ------------ -----------
    Total gross deferred tax assets...................        45,782      35,318
   Deferred tax liabilities:
    Future policy benefits and unearned and advance
     premiums.........................................        19,996       8,599
    Deferred acquisition costs........................        88,320      73,791
    Other.............................................         6,874       4,469
                                                        ------------ -----------
    Total gross deferred tax liabilities..............       115,190      86,859
                                                        ------------ -----------
   Net deferred tax liability.........................  $     69,408 $    51,541
                                                        ============ ===========

   In United Investors' opinion, all deferred tax assets will be recoverable.

   United Investors has not recognized a deferred tax liability of approximately $2,200 that arose prior to 1984 on temporary differences related to its policyholders' surplus account. A current tax expense will be recognized in the future if and when this tax becomes payable.

Note 8--Postretirement Benefits

   Pension Plans: United Investors participates in retirement benefit plans and savings plans which cover substantially all employees. There is also a nonqualified excess benefit plan which covers certain employees. The plans cover primarily employees of United Investors, Liberty National and Torchmark. The total cost of these retirement plans charged to UILIC's operations was as follows:

                                                                         Defined
                                                              Defined    Benefit
   Year Ended                                               Contribution Pension
   December 31,                                                Plans      Plans
   ------------                                             ------------ -------
    2000..................................................      $79       $ 54
    1999..................................................       71        121
    1998..................................................       42        114

   United Investors accrues expense for the defined contribution plans based on a percentage of the employees contributions. The plans are funded by the employee contributions and a United Investors contribution equal to the amount of accrued expense.

   Cost for the defined benefit pension plans has been calculated on the projected unit credit actuarial cost method. Contributions are made to the pension plans subject to minimums required by regulation and maximums allowed for tax purposes. Accrued pension expense in excess of amounts contributed has been recorded as a liability in UILIC's financial statements and was $109 thousand and $177 thousand at

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 8--Postretirement Benefits (continued)

December 31, 2000 and 1999, respectively. The total unfunded plan liability recorded at December 31, 2000 was $821. The plans covering the majority of employees are organized as trust funds whose assets consist primarily of investments in marketable long-term fixed maturities and equity securities which are valued at fair value.

   The excess benefit pension plan provides the benefits that an employee would have otherwise received from a defined benefit pension plan in the absence of the Internal Revenue Codes limitation on benefits payable under a qualified plan. Although this plan is unfunded, pension cost is determined in a similar manner as for the funded plans. UILIC's liability for the excess benefit plan was $19 thousand as of December 31, 2000 and 1999.

   Net periodic pension cost for the defined benefit plans by expense component was as follows:

                                                    Year Ended December 31,
                                                    -------------------------
                                                     2000     1999     1998
                                                    -------  -------  -------
   Service cost--benefits earned during period..... $   643  $   725  $   679
   Interest cost on projected benefit obligation...   1,420    1,420    1,657
   Return on assets................................  (1,649)  (3,035)  (3,118)
   Net amortization and deferral...................     (52)   1,701    1,942
                                                    -------  -------  -------
    Total net periodic cost........................     362      811    1,160
    Periodic cost allocated to other participating
     employers.....................................     308      689    1,046
                                                    -------  -------  -------
   UILIC's net periodic cost....................... $    54  $   122  $   114
                                                    =======  =======  =======

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 8--Postretirement Benefits (continued)

   United Investors adopted FASB Statement No. 132, Employers Disclosures about Pensions and Other Postretirement Benefits ("SFAS 132"), effective for year-end 1998. In accordance with SFAS 132, the following table presents a reconciliation from the beginning to the end of the year of the benefit obligation and plan assets. This table also presents a reconciliation of the plans funded status with the.amounts recognized on United Investors' and Liberty National's, the plan sponsor, balance sheet.

                                                                 Pension
                                                              Benefits For
                                                             the year ended
                                                              December 31,
                                                             ----------------
                                                              2000     1999
                                                             -------  -------
   Changes in benefit obligation:
   Obligation at the beginning of year...................... $18,632  $18,523
   Service cost.............................................     642      725
   Interest cost............................................   1,420    1,419
   Actuarial gain (loss)....................................    (290)    (565)
   Benefits paid............................................  (2,124)  (1,470)
                                                             -------  -------
   Obligation at the end of year............................  18,280  $18,632

   Changes in plan assets:
   Fair value at the beginning of year......................  20,516   18,140
   Return on assets.........................................   2,665    3,035
   Contributions............................................       0      811
   Benefits paid............................................  (2,124)  (1,470)
                                                             -------  -------
   Fair value at the end of year............................  21,057   20,516
                                                             -------  -------

       Funded status at year end............................   2,777    1,884

   Unrecognized amounts at year end:
   Unrecognized actuarial loss (gain).......................  (3,456)  (2,150)
   Unrecognized prior service cost..........................    (142)    (193)
   Unrecognized transition obligation.......................       0        0
                                                             -------  -------
     Net amount recognized at year end...................... $  (821) $  (459)
                                                             =======  =======
   Amounts recognized consist of:
   Prepaid benefit cost..................................... $     0  $     0
   Accrued benefit liability................................    (821)    (459)
   Intangible asset.........................................       0        0
                                                             -------  -------
    Net amount recognized at year end.......................    (821)    (459)
    Net amount recognized allocated to other participating
     employers..............................................    (712)    (283)
                                                             -------  -------
   UILIC's net amount recognized at year end................ $  (109) $  (176)
                                                             =======  =======

   The weighted average assumed discount rates used in determining the actuarial benefit obligations were 7.5% in 2000 and 1999. The rate of assumed compensation increase was 4.5% for 2000 and 1999 while the expected long-term rate of return on plan assets was 9.25% in 2000 and 1999.

   Postretirement Benefit Plans Other Than Pensions: United Investors provides postretirement life insurance benefits for most retired employees, and also provides additional postretirement life insurance benefits for certain key employees. The majority of the life insurance benefits are accrued over the working lives of active employees.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 8--Postretirement Benefits (continued)

   For retired employees over age sixty-five, United Investors does not provide postretirement benefits other than pensions and life insurance. United Investors does provide a portion of the cost for health insurance benefits for employees who retired before February 1, 1993 and before age sixty-five, covering them until they reach age sixty-five. Eligibility for this benefit was generally achieved at age fifty-five with at least fifteen years of service. This subsidy is minimal to retired employees who did not retire before February 1, 1993. This plan is unfunded.

   The components of net periodic postretirement benefit cost other than pensions is as follows:

                                                    Year Ended December 31,
                                                    -------------------------
                                                     2000     1999     1998
                                                    -------  -------  -------
   Service cost ................................... $   119  $    89  $   112
   Interest on accumulated postretirement. benefit
    obligation.....................................     379      277      377
   Return on assets................................       0        0        0
   Net amortization and deferral...................    (151)    (402)    (251)
                                                    -------  -------  -------
    Total net periodic postretirement cost.........     347      (36)     238
    Periodic cost allocated to other participating
     employers.....................................     340      (35)     233
                                                    -------  -------  -------
   UILIC's net periodic postretirement cost........ $     7  $    (1) $     5
                                                    =======  =======  =======

   The following table presents a reconciliation of the post retirement benefit obligation and plan assets from the beginning to the end of the year, also reconciling the funded status to the accrued benefit liability.

                                                  Benefits Other than Pension
                                                      For the year ended
                                                         December 31,
                                                  ----------------------------
                                                      2000           1999
                                                  -------------  -------------
   Changes in benefit obligation:
   Obligation at the beginning of year..........  $       3,883  $       5,262
   Service cost.................................            119             89
   Interest cost................................            379            277
   Actuarial gain (loss)........................          1,348         (1,255)
   Benefits paid................................           (596)          (490)
                                                  -------------  -------------
   Obligation at the end of year................          5,133          3,883

   Changes in plan assets:
   Fair value at the beginning of year..........              0              0
   Return on assets.............................              0              0
   Contributions................................            596            490
   Benefits paid................................           (596)          (490)
                                                  -------------  -------------
   Fair value at the end of year................              0              0
                                                  -------------  -------------

     Funded status at year end..................         (5,133)        (3,883)

   Unrecognized amounts at year end:
   Unrecognized actuarial loss (gain)...........           (264)        (1,612)
   Unrecognized prior service cost..............              0           (151)
                                                  -------------  -------------
    Net amount recognized at year end as accrued
     benefit liability..........................         (5,397)        (5,646)
    Net amount recognized allocated to other
     participating employers....................         (5,311)        (5,555)
                                                  -------------  -------------
   UILIC's net accrued benefit liability........  $         (86) $         (91)
                                                  =============  =============

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 8--Postretirement Benefits (continued)

   For measurement purposes, an 7.5% annual rate of increase in per capita cost of covered healthcare benefits was assumed for 2000. These rates grade to ranges of 7.0% to 4.5% by the year 2004. The health care cost trend rate assumption has a significant effect on the amounts reported, as illustrated in the following table which presents the effect of a one-percentage-point increase and decrease on the service and interest cost components and the benefit obligation:

Effect on:

                                                                Change in Trend
                                                                     Rate
                                                               -----------------
                                                                  1%       1%
                                                               Increase Decrease
                                                               -------- --------
   Service and interest cost components.......................   $ 36    $ (33)
   Benefit obligation.........................................    319     (294)

   The weighted average discount rate used in determining the accumulated postretirement benefit obligation was 7.50% in 2000 and 1999.

Note 9--Related Party Transactions

   United Investors was charged for space, equipment and services provided by an affiliate amounting to $1,835 in 2000, $1,835 in 1999, and $1,840 in 1998.

   Torchmark performed certain administrative services for United Investors for which it was charged $516 in 2000, $408 in 1999, and $612 in 1998.

   United Investors in 1998 loaned Liberty National and United American, which are affiliated companies, $2,400 at an interest rate of 5.5% all of which were repaid in 1998. Interest income for 1998 related to these loans totaling $4 is included in the accompanying financial statements.

   During 1999, United Investors loaned in a series of notes $117,800 to Torchmark and Liberty National, which are affiliated companies. These notes had 5.5% interest rate and were repaid in 1999. In addition, Torchmark repaid a $35,000 note originated in 1994 having an interest rate of 8.110% and borrowed an additional $35,000 at an interest rate of 7.05%. During 1999, United Investors received income of $4,300 from these notes which are included in the accompanying financial statements.

   United Investors in 2000 loaned in a series of notes $147,950 to Torchmark, Liberty National and United American, which are affiliated companies. These notes had a 6.0% interest rate and all these notes were repaid in 2000. The interest income for 2000 related to these notes of $3,424 is included in the accompanying financial statements.

   In addition, Torchmark in 2000 exchanged 52,200 shares of its preferred stock with United Investors for $52,200 of intercompany debt.

   During 1999, United Investors borrowed in a series of notes $81,400 from Torchmark, Liberty National, Globe and United American, which are affiliated companies. All these notes had a 5.5% interest rate and were repaid in 1999. The interest expense for 1999 related to these notes of $204 is included in the accompanying financial statements.

   United Investors in 2000 borrowed in a series of loans totaling $101,000 from Torchmark. Liberty National, Globe Life and Accident Insurance Company (Globe) and American Income Life Insurance Company, which are affiliated companies. All of these notes were repaid in 2000 and had an interest rate of 6.00%. The interest expense for 2000 related to these notes of $636 is included in the accompanying financial statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 9--Related Party Transactions (continued)

   Effective January 1, 1997 United Investors assumed a block of annuity products totaling $200,321 from United American on 100% funds withheld basis. In connection with this transaction, United Investors paid a ceding fee totaling $21,305, $10,000 of which was paid in cash, and recorded a due from affiliates totaling $189,016 at the end of 1997. The funds withheld totaled $284,759 and $275,355 at December, 2000 and 1999, respectively. Interest income totaled $19,619, $17,058 and $13,665 in 2000, 1999 and 1998, respectively, and is included in other income. The reserve for annuity balances assumed in connection with this business totaled $300,698 and $287,736 as of December 31, 2000 and 1999, respectively. United Investors reimbursed United American for administrative expenses in the amount of $654, $933, and $800 in 2000, 1999 and 1998, respectively.

   United Investors serves as sponsor to seven separate accounts. During 1997, United Investors was also a investor in two of the separate accounts. These investments were sold during 1998 for $18.4 million and United Investors is no longer a depositor to any of its separate accounts.

   On March 3, 1998, Waddell & Reed Financial, Inc. contributed 188,212 shares of TMK 6 1/2% Cumulative Preferred Stock, Series A to UILIC due to the reorganization discussed in Note 1--Summary of Significant Accounting Policies. Dividend income, on these shares, in the amount of $13,198 in 2000 and $12,234 in 1999 is included in the accompanying financial statements.

Note 10--Commitments and Contingencies

   Reinsurance: United Investors reinsures that portion of insurance risk which is in excess of its retention limit. The maximum net retention limit for ordinary life insurance is $500 per life. Life insurance ceded represented 3% of total life insurance in force at December 31, 2000 and 3% of premium income for 2000. United Investors would be liable for the reinsured risks ceded to other companies to the extent that such reinsuring companies are unable to meet their obligation. Except as disclosed in Note 9, United Investors does not assume insurance risks of other companies.

   Restrictions on the Transfer of Funds: Regulatory restrictions exist on the transfer of funds from insurance companies. These restrictions generally limit the payment of dividends to the statutory net gain from operations of the prior year in the absence of special approval. Additionally, insurance companies are not permitted to distribute the excess of shareholders' equity as determined on a GAAP basis over that determined on a statutory basis. Restricted net assets at December 31, 2000 in compliance with all regulations were $418,946. Without formal regulatory approval, United Investors can pay its stockholders approximately $30.5 million in 2001.

   Litigation: United Investors is engaged in routine litigation arising from the normal course of business. In management's opinion, this litigation will not materially affect United Investors' financial position or results of operations.

   Concentrations of Credit Risk: United Investors maintains a highly diversified investment portfolio with limited concentration in any given region, industry, or economic characteristic. The portfolio consists of securities of the U.S. government or U.S. government-backed securities (6%): nongovernment-guaranteed mortgage-backed securities (5%); securities of state and municipal governments (2%); investment-grade corporate bonds (46%); preferred stock in affiliates (28%); noninvestment-grade securities (7%); and policy loans (3%), which are secured by the underlying insurance policy values. The balance of the portfolio is invested in short-term investments.

   Investments in municipal governments and corporations are made throughout the U.S. with no concentration in any given state. Corporate debt and equity investments are made in a wide range of industries. At December 31, 2000, 1% or more of the portfolio was invested in the following industries: Electric, gas, and

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 10--Commitments and Contingencies (continued)

sanitary services (6%); depository institutions (5%); communications (4%); nondepository credit institutions (3%); industrial and commercial machinery, and computer equipment (3%); transportation equipment (3%); metal fabricators (3%); printing, publishing, and allied lines (2%): food and kindred products (2%); general merchandise stores (2%); chemicals and allied products (2%); insurance carriers (2%); railroad transportation (2%); petroleum refining and related industries (2%); holding companies and other investment offices (2%); and auto repair and services (1%). At year-end 2000, 10% of the carrying value of fixed maturities was rated below investment grade (BB or lower as rated by Moody's, Standard & Poor's, or the equivalent NAIC designation). Par value of these investments was $77.9 million, amortized cost was $75.2 million, and fair value was $58.0 million. While these investments could be subject to additional credit risk, such risk should generally be reflected in fair value.

   Collateral Requirements: United Investors requires collateral for investments in instruments where collateral is available and typically required because of the nature of the investment. Since the majority of United Investors' investments are in government, government-secured, or corporate securities, the requirement for collateral is rare.

Note 11--Supplemental Disclosures for Cash Flow Statement

   The following table summarizes United Investors' noncash transactions, which are not reflected on the statement of cash flows as required by GAAP:

                                                      Year Ended December 31,
                                                     --------------------------
                                                       2000     1999     1998
                                                     -------- -------- --------
       Due from affiliates.......................... $284,759 $274,744 $229,194
       Future policy benefits.......................  300,698  287,376  241,357
       Impact from reorganization of
        Waddell & Reed .............................        0        0  203,871

   The following table summarizes certain amounts paid during the period:

                                                      Year Ended December 31,
                                                     --------------------------
                                                       2000     1999     1998
                                                     -------- -------- --------
       Taxes paid................................... $  7,942 $ 13,142 $ 26,054

Note 12--Business Segments

   United Investors' segments are based on the insurance product lines it markets and administers, life insurance and annuities. These major product lines are set out as segments because of the common characteristics of products within these categories, comparability of margins, and the similarity in regulatory environment and management techniques. There is also an investment segment which manages the investment portfolio, debt, and cash flow for the insurance segments and the corporate function.

   Life insurance products include traditional and interest-sensitive whole life insurance as well as term life insurance. Annuities include both fixed-benefit and variable contracts. Variable contracts allow policyholders to choose from a variety of mutual funds in which to direct their deposits.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 12--Business Segments (continued)

   United Investors markets its insurance products through a number of distribution channels, each of which sells the products of one or more of United Investors' insurance segments. The tables below present segment premium revenue by each of United Investors' marketing groups.


                                                For the Year 2000
                                     ------------------------------------------
                                         Life         Annuity         Total
                                     -------------  ------------  -------------
                                             % of          % of           % of
Distribution Channel                 Amount  Total  Amount Total  Amount  Total
--------------------                 ------- -----  ------ -----  ------- -----
Independent Producers............... $ 6,261   7.9%  $--          $ 6,261   7.8%
Waddell & Reed......................  61,691  77.9%                61,691  77.3%
Liberty National....................   9,639  12.2%                 9,639  12.1%
United American ....................      66   0.1%   641  100.0%     707   0.9%
Globe Direct Response...............   1,507   1.9%                 1,507   1.9%
                                     ------- -----   ----  -----  ------- -----
                                     $79,164 100.0%  $641  100.0% $79,805 100.0%
                                     ======= =====   ====  =====  ======= =====
                                                For the Year 1999
                                     ------------------------------------------
                                         Life         Annuity         Total
                                     -------------  ------------  -------------
                                             % of          % of           % of
Distribution Channel                 Amount  Total  Amount Total  Amount  Total
--------------------                 ------- -----  ------ -----  ------- -----
Independent Producers............... $ 6,526   8.9%  $--          $ 6,526   8.9%
Waddell & Reed......................  60,996  83.2%                60,996  82.7%
Liberty National....................   5,399   7.4%                 5,399   7.3%
United American.....................      48   0.1%   473  100.0%     521   0.7%
Globe Direct Response...............     276   0.4%                   276   0.4%
                                     ------- -----   ----  -----  ------- -----
                                     $73,245 100.0%  $473  100.0% $73,718 100.0%
                                     ======= =====   ====  =====  ======= =====

                                                For the Year 1998
                                     ------------------------------------------
                                         Life         Annuity         Total
                                     -------------  ------------  -------------
                                             % of          % of           % of
Distribution Channel                 Amount  Total  Amount Total  Amount  Total
--------------------                 ------- -----  ------ -----  ------- -----
Independent Producers............... $ 8,004  11.5%  $--          $ 8,004  11.4%
Waddell & Reed......................  61,511  88.4%                61,511  87.9%
United American ....................                  415  100.0%     415   0.6%
Globe Direct Response...............      57   0.1%                    57   0.1%
                                     ------- -----   ----  -----  ------- -----
                                     $69,572 100.0%  $415  100.0% $69,987 100.0%
                                     ======= =====   ====  =====  ======= =====

   Because of the nature of the insurance industry, United Investors has no individual or group which would be considered a major customer. Substantially all of United Investors' business is conducted in the United States, primarily in the Southeastern and Southwestern regions.

   The measure of profitability for insurance segments is underwriting income before other income and administrative expenses, in accordance with the manner the segments are managed. It essentially represents gross profit margin on insurance products before insurance administrative expenses and consists of premium, less net policy obligations, acquisition expenses, and commissions. It differs from GAAP pretax operating income before other income and administrative expense for two primary reasons. First, there is a reduction to

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 12--Business Segments (continued)

policy obligations for interest credited by contract to policyholders because this interest is earned and credited by the investment segment. Second, interest is also added to acquisition expense which represents the implied interest cost of deferred acquisition costs, which is funded by and is attributed to the investment segment.

   The measure of profitability for the investment segment is excess investment income, which represents the income earned on the investment portfolio in excess of net policy requirements. The investment segment is measured on a tax-equivalent basis, equating the return on tax-exempt investments to the pretax return on taxable investments. Other than the above-mentioned interest allocations, there are no other intersegment revenues or expenses. All other unallocated revenues and expenses on a pretax basis, including insurance administrative expense, are included in the "Other" segment category. The table below sets forth a reconciliation of United Investors' revenues and operations by segment to its major income statement line items.

                                             For the Year 2000
                         ------------------------------------------------------------
                           Life    Annuity   Investment  Other   Adjustments  Total
                         --------  --------  ---------- -------  ----------- --------
Revenues
 Premium................ $ 79,164  $    641   $    --   $   --      $ --     $ 79,805
 Policy charges and
  fees..................   19,218    52,150                                    71,368
 Net investment income..                        63,472                         63,472
 Other income...........             19,619                                    19,619
                         --------  --------   --------  -------     -----    --------
  Total Revenues........   98,382    72,410     63,472                        234,264

Benefits and Expenses
 Policy benefits........   59,131    28,706                                    87,837
 Required reserve
  interest..............  (19,888)  (15,741)    35,629                              0
 Amortization of
  acquisition costs.....   20,353    19,736                                    40,089
 Commissions and premium
  taxes.................    5,358     2,049                                     7,407
 Required interest on
  acquisition costs.....    8,896     7,128    (16,024)                             0
                         --------  --------   --------  -------     -----    --------
  Total Benefits and
   Expenses.............   73,850    41,878     19,605                        135,333
                         --------  --------   --------  -------     -----    --------

 Underwriting income
  before other income
  and administrative
  expense...............   24,532    30,532     43,867                         98,931
 Administrative
  expense...............                                  6,701                 6,701
 Goodwill amortization..                                    946                   946
 Deferred acquisition
  cost adjustment.......                                                            0
                         --------  --------   --------  -------     -----    --------
 Pretax operating
  income................ $ 24,532  $ 30,532   $ 43,867  $(7,647)    $ --       91,284
                         ========  ========   ========  =======     =====
 Realized investment losses and deferred acquisition cost adjustment.....      (5,484)
                                                                             --------
  Pretax income..........................................................    $ 85,800
                                                                             ========

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 12--Business Segments (continued)

                                             For the Year 1999
                         ------------------------------------------------------------
                           Life    Annuity   Investment  Other   Adjustments  Total
                         --------  --------  ---------- -------  ----------- --------
Revenues
 Premium................ $ 73,245  $    473   $    --   $   --      $ --     $ 73,718
 Policy charges and
  fees..................   16,251    40,401                                    56,652
 Net investment income..                        63,388                         63,388
 Other income...........             17,058                                    17,058
                         --------  --------   --------  -------     -----    --------
  Total Revenues........   89,496    57,932     63,388                        210,816

Benefits and Expenses
 Policy benefits........   51,595    26,686                                    78,281
 Required reserve
  interest..............  (19,262)  (16,625)    35,887                              0
 Amortization of
  acquisition costs.....   18,377    14,907                                    33,284
 Commissions and premium
  taxes.................    5,207       690                                     5,897
 Required interest on
  acquisition costs.....    8,179     5,646    (13,825)                             0
                         --------  --------   --------  -------     -----    --------
  Total Benefits and
   Expenses.............   64,096    31,304     22,062                        117,462
                         --------  --------   --------  -------     -----    --------

 Underwriting income
  before other income
  and administrative
  expense...............   25,400    26,628     41,326                         93,354
 Administrative
  expense...............                                  6,076                 6,076
 Goodwill amortization..                                    946                   946
 Deferred acquisition
  cost adjustment.......                                                            0
                         --------  --------   --------  -------     -----    --------
 Pretax operating
  income................ $ 25,400  $ 26,628   $ 41,326  $(7,022)    $ --       86,332
                         ========  ========   ========  =======     =====
 Realized investment losses and deferred acquisition cost adjustment.....      (5,023)
                                                                             --------
  Pretax income..........................................................    $ 81,309
                                                                             ========

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 12--Business Segments (continued)

                                             For the Year 1998
                         ------------------------------------------------------------
                           Life    Annuity   Investment  Other   Adjustments  Total
                         --------  --------  ---------- -------  ----------- --------
Revenues
 Premium................ $ 69,572  $    415   $    --   $   --      $ --     $ 69,987
 Policy charges and
  fees..................   12,048    33,065                                    45,113
 Net investment income..                        61,373                         61,373
 Other income...........             13,665                                    13,665
                         --------  --------   --------  -------     -----    --------
  Total Revenues........   81,620    47,145     61,373                        190,138

Benefits and Expenses
 Policy benefits........   51,430    25,892                                    77,322
 Required reserve
  interest..............  (18,832)  (18,162)    36,994                              0
 Amortization of
  acquisition costs.....   16,306    11,568                                    27,874
 Commissions and premium
  taxes.................    5,182       398                                     5,580
 Required interest on
  acquisition costs.....    7,958     4,814    (12,772)                             0
                         --------  --------   --------  -------     -----    --------
  Total Benefits and
   Expenses.............   62,044    24,510     24,222                        110,776
                         --------  --------   --------  -------     -----    --------

 Underwriting income
  before other income
  and administrative
  expense...............   19,576    22,635     37,151                         79,362
 Administrative
  expense...............                                  5,633                 5,633
 Goodwill amortization..                                    946                   946
 Deferred acquisition
  cost adjustment.......
                         --------  --------   --------  -------     -----    --------
 Pretax operating
  income................ $ 19,576  $ 22,635   $ 37,151  $(6,579)    $ --       72,783
                         ========  ========   ========  =======     =====
 Realized investment gains and deferred acquisition cost adjustment......       9,401
                                                                             --------
  Pretax income..........................................................    $ 82,184
                                                                             ========


   Assets for each segment are reported based on a specific identification basis. The insurance segments' assets contain deferred acquisition costs, value of insurance purchased, and separate account assets. The investment segment includes the investment portfolio, cash, and accrued investment income. Goodwill is assigned to corporate operations. All other assets, representing less than 2% of total assets, are included in the other category. The table below reconciles segment assets to total assets as reported in the financial statements.

                                              At December 31, 2000
                         --------------------------------------------------------------
                           Life    Annuity   Investment  Other   Adjustments   Total
                         -------- ---------- ---------- -------- ----------- ----------
Cash and invested
 assets................. $    --  $      --   $869,600  $    --     $ --     $  869,600
Accrued investment
 income.................                        11,495                           11,495
Deferred acquisition
 costs..................  143,671    141,459                                    285,130
Goodwill................                                  27,573                 27,573
Separate account
 assets.................           3,741,415                                  3,741,415
Other Assets............                                 317,651                317,651
                         -------- ----------  --------  --------    -----    ----------
Total Assets............ $143,671 $3,882,874  $881,095  $345,224    $ --     $5,252,864
                         ======== ==========  ========  ========    =====    ==========

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 12--Business Segments (continued)

                                              At December 31, 1999
                         --------------------------------------------------------------
                           Life    Annuity   Investment  Other   Adjustments   Total
                         -------- ---------- ---------- -------- ----------- ----------
Cash and invested
 assets................. $    --  $      --   $815,496  $    --     $--      $  815,496
Accrued investment
 income.................                        11,550                           11,550
Deferred acquisition
 costs..................  122,037    105,133                                    227,170
Goodwill................                                  28,519                 28,519
Separate account
 assets.................           3,413,675                                  3,413,675
Other Assets............                                 361,796                361,796
                         -------- ----------  --------  --------    ----     ----------
Total Assets............ $122,037 $3,518,808  $827,046  $390,315    $--      $4,858,206
                         ======== ==========  ========  ========    ====     ==========

                          INDEPENDENT AUDITORS' REPORT



To the Board of Directors of
United Investors Life Insurance Company
And the Contract Owners of the
United Investors Advantage Gold Variable Account
Birmingham, Alabama

   We have audited the accompanying balance sheets of each of the sub-accounts ("portfolios" for the purpose of this report) that include the Money Market, Bond, High Income, Growth, Core Equity, International, Small Cap, Balanced, Limited Term Bond, Asset Strategy and Science and Technology portfolios that comprise United Investors Advantage Gold Variable Account as of December 31, 2000, and the related statements of operations and changes in net assets for the period April 3, 2000 (commencement of operations) to December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 2000. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such 2000 financial statements present fairly, in all material respects, the financial position of each of the respective portfolios of United Investors Advantage Gold Variable Account as of December 31, 2000 and the result of their operations and changes in net assets for the period April 3, 2000 to December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Dallas, Texas
April 25, 2001

                UNITED INVESTORS ADVANTAGE GOLD VARIABLE ACCOUNT
                                 BALANCE SHEETS
                              At December 31, 2000

                     Asset                                          High                               Limited     Money
                   Strategy    Balanced      Bond      Growth      Income   Core Equity International Term Bond    Market
                  ----------- ----------- ---------- ----------- ---------- ----------- ------------- ---------- ----------
Assets:
Investment in
mutual funds
(Note B)........  $17,435,358 $19,090,318 $5,134,942 $58,175,044 $4,197,397 $61,492,755 $14 ,996,213  $  527,896 $7,279,007
Receivables.....       11,473      25,974     14,143      25,818     45,242     221,602       12,546       2,300      9,226
                  ----------- ----------- ---------- ----------- ---------- ----------- ------------  ---------- ----------
Total assets....   17,446,831  19,116,292  5,149,085  58,200,862  4,242,639  61,714,357  15,008 ,759     530,196  7,288,233
Liabilities:
Mortality and
expense risk
charge payable
to sponsor (Note
D)..............       68,270      81,084     28,331     258,167     22,179     261,440       74,613       2,433     45,344
                  ----------- ----------- ---------- ----------- ---------- ----------- ------------  ---------- ----------
Total
liabilities.....       68,270      81,084     28,331     258,167     22,179     261,440       74,613       2,433     45,344
Net assets (Note
C)..............  $17,378,561 $19,035,208 $5,120,754 $57,942,695 $4,220,460 $61,452,917 $14 ,934,146  $  527,763 $7,242,889
                  =========== =========== ========== =========== ========== =========== ============  ========== ==========
Equity:
Equity of
contract
owners..........  $17,378,561 $19,035,208 $5,120,754 $57,942,695 $4,220,460 $61,452,917 $14,934 ,146  $  527,763 $7,242,889
                  ----------- ----------- ---------- ----------- ---------- ----------- ------------  ---------- ----------
Total equity....  $17,378,561 $19,035,208 $5,120,754 $57,942,695 $4,220,460 $61,452,917 $ 14,934,146  $  527,763 $7,242,889
                  =========== =========== ========== =========== ========== =========== ============  ========== ==========
Accumulation
units
outstanding.....    1,656,976   1,877,374    486,577   6,561,308    463,068   6,388,211    2,009,977      49,696    700,702
                  =========== =========== ========== =========== ========== =========== ============  ========== ==========
Net assets value
per unit........  $ 10.488119  $10.139273 $10.524036 $  8.830967 $ 9.114126 $  9.619738 $   7.430008  $10.619829 $10.336618
                  =========== =========== ========== =========== ========== =========== ============  ========== ==========
Cost of invested
assets..........  $18,065,241 $19,964,204 $5,212,201 $68,532,574 $4,882,387 $70,583,558 $ 18,865,343  $  538,190 $7,279,007
                  =========== =========== ========== =========== ========== =========== ============  ========== ==========
                  Science and
                  Technology   Small Cap     Total
                  ----------- ----------- ------------
Assets:
Investment in
mutual funds
(Note B)........  $30,392,806 $25,651,395 $244,373,131
Receivables.....       29,114      28,961      426,399
                  ----------- ----------- ------------
Total assets....   30,421,920  25,680,356  244,799,530
Liabilities:
Mortality and
expense risk
charge payable
to sponsor (Note
D)..............      142,281     115,356    1,099,498
                  ----------- ----------- ------------
Total
liabilities.....      142,281     115,356    1,099,498
Net assets (Note
C)..............  $30,279,639 $25,565,000 $243,700,032
                  =========== =========== ============
Equity:
Equity of
contract
owners..........  $30,279,639 $25,565,000 $243,700,032
                  ----------- ----------- ------------
Total equity....  $30,279,639 $25,565,000 $243,700,032
                  =========== =========== ============
Accumulation
units
outstanding.....    3,874,737   3,118,046
                  =========== ===========
Net assets value
per unit........  $  7.814631 $  8.199045
                  =========== ===========
Cost of invested
assets..........  $38,689,437 $32,861,545 $285,473,687
                  =========== =========== ============

                        See Notes to Financial Statements

               UNITED INVESTORS ADVANTAGE GOLD VARIABLE ACCOUNT
              STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
               For the Period April 3, 2000 to December 31, 2000

                                                                                                             Limited
                      Asset                                              High                                  Term      Money
                    Strategy     Balanced       Bond       Growth       Income    Core Equity  International   Bond      Market
                   -----------  -----------  ----------  -----------  ----------  -----------  ------------- --------  ----------
Dividend income
 (Note B, D).....  $ 1,385,891  $ 1,223,105  $  286,720  $ 5,972,814  $  453,254  $ 8,391,214   $ 2,039,458  $ 30,459  $  190,275
Expense paid to
Sponsor
 (Note D):
 Mortality and
 expense risk
 charge..........       68,270       81,084      28,331      258,167      22,179      261,440        74,613     2,433      45,344
                   -----------  -----------  ----------  -----------  ----------  -----------   -----------  --------  ----------
Net investment
income...........    1,317,621    1,142,021     258,389    5,714,647     431,075    8,129,774     1,964,845    28,026     144,931
Realized
investment gains
(losses)
 distributed to
 accounts........        1,718        3,315      10,158          138      (6,846)       2,817          (109)      130           0
Unrealized
investment gains
(losses).........     (629,883)    (873,885)    (77,260) (10,357,531)   (684,990)  (9,090,803)   (3,869,130)  (10,293)          0
                   -----------  -----------  ----------  -----------  ----------  -----------   -----------  --------  ----------
Net gain (loss)
on investments...     (628,165)    (870,570)    (67,102) (10,357,393)   (691,836)  (9,087,986)   (3,869,239)  (10,163)          0
                   -----------  -----------  ----------  -----------  ----------  -----------   -----------  --------  ----------
Net increase
(decrease) in net
assets from
operations.......      689,456      271,451     191,287   (4,642,746)   (260,761)    (958,212)   (1,904,394)   17,863     144,931
Premiums deposits
and net transfers
* ...............   17,056,154   19,106,158   5,064,485   63,385,227   4,626,042   63,104,442    17,012,152   513,988   7,399,322
Transfers to
Sponsor for
benefits and
terminations.....     (367,049)    (342,401)   (135,018)    (799,786)   (144,821)    (693,313)     (173,612)   (4,088)   (301,364)
                   -----------  -----------  ----------  -----------  ----------  -----------   -----------  --------  ----------
Total increase
(decreased)......   17,378,561   19,035,208   5,120,754   57,942,695   4,220,460   61,452,917    14,934,146   527,763   7,242,889
Net assets at
beginning of
period...........            0            0           0            0           0            0             0         0           0
                   -----------  -----------  ----------  -----------  ----------  -----------   -----------  --------  ----------
Net assets at end
of period (Note
C)...............  $17,378,561  $19,035,208  $5,120,754  $57,942,695  $4,220,460  $61,452,917   $14,934,146  $527,763  $7,242,889
                   ===========  ===========  ==========  ===========  ==========  ===========   ===========  ========  ==========
                   Science and
                   Technology    Small Cap      Total
                   ------------ ------------ -------------
Dividend income
 (Note B, D).....  $ 5,805,017  $ 5,102,470  $ 30,880,677
Expense paid to
Sponsor
 (Note D):
 Mortality and
 expense risk
 charge..........      142,281      115,356     1,099,498
                   ------------ ------------ -------------
Net investment
income...........    5,662,736    4,987,114    29,781,179
Realized
investment gains
(losses)
 distributed to
 accounts........            0            0        11,321
Unrealized
investment gains
(losses).........   (8,296,631)  (7,210,150)  (41,100,556)
                   ------------ ------------ -------------
Net gain (loss)
on investments...   (8,296,631)  (7,210,150)  (41,089,235)
                   ------------ ------------ -------------
Net increase
(decrease) in net
assets from
operations.......   (2,633,895)  (2,223,036)  (11,308,056)
Premiums deposits
and net transfers
* ...............   33,313,353   28,051,938   258,633,261
Transfers to
Sponsor for
benefits and
terminations.....     (399,819)    (263,902)   (3,625,173)
                   ------------ ------------ -------------
Total increase
(decreased)......   30,279,639   25,565,000   243,700,032
Net assets at
beginning of
period...........            0            0             0
                   ------------ ------------ -------------
Net assets at end
of period (Note
C)...............  $30,279,639  $25,565,000  $243,700,032
                   ============ ============ =============

-----
*Includes transfer activity from (to) other portfolios.

                        See Notes to Financial Statements

                UNITED INVESTORS ADVANTAGE GOLD VARIABLE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

Note A--Summary of Significant Accounting Policies

   Organization--The United Investors Advantage Gold Variable Account ("the Gold Variable Account") was established on September 15, 1999 as a segregated account of United Investors Life Insurance Company ("the Sponsor") and has been registered as a unit investment trust under the Investment Company Act of 1940. The Gold Variable Account invests in shares of W&R Target Funds, Inc. (formerly Target/United Funds, Inc.) ("the Fund"), a mutual fund with eleven separate investment portfolios including a money market portfolio, a bond portfolio, a high income portfolio, a growth portfolio, a core equity portfolio, an international portfolio, a small cap portfolio, a balanced portfolio, a limited term bond portfolio, an asset strategy portfolio and a science and technology portfolio. The assets of each portfolio of the Fund are held separate from the assets of the other portfolios. Thus, each portfolio operates as a separate investment portfolio, and the investment performance of one portfolio has no effect on any other portfolio.

   Basis of Presentation--The financial statements of the Gold Variable Account have been prepared on an accrual basis in accordance with accounting principles generally accepted in the United States of America.

   Federal Taxes--Currently no charge is made to the Gold Variable Account for federal income taxes because no federal income tax is imposed on the Sponsor for the Gold Variable Account investment income under current tax law.

Note B--Investments

   Stocks and convertible bonds of the Fund are valued at the latest sale price on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a matrix pricing system provided by a major dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using NASDAQ (National Association of Securities Dealers Automated Quotations) which provides information on bid and asked prices quoted by major dealers in such stock. Short-term debt securities are valued at amortized cost, which approximates fair value.

   Security transactions are accounted for by the Fund on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

   Investments in shares of separate investment portfolios are stated at fair value which is the net asset value per share as determined by the respective portfolios (see Note C--Net Assets). Dividends received from the portfolios are reinvested daily in additional shares of the portfolios and are recorded as dividend income on the record date.

                UNITED INVESTORS ADVANTAGE GOLD VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

   The following is a summary of reinvested dividends by portfolio:

                                                                  2000
                                                          ---------------------
                                                            Shares    Dividend
Investment Portfolio                                      Reinvested   Income
--------------------                                      ---------- ----------
Money Market.............................................   190,275  $  190,275
Bond.....................................................    54,832     286,720
High Income..............................................   135,183     453,254
Growth...................................................   604,346   5,972,814
Core Equity..............................................   687,624   8,391,214
International............................................   259,447   2,039,458
Small Cap................................................   627,286   5,102,470
Balanced.................................................   166,984   1,223,105
Limited Term Bond........................................     5,897      30,459
Asset Strategy...........................................   196,488   1,385,891
Science and Technology...................................   407,267   5,805,017

               UNITED INVESTORS ADVANTAGE GOLD VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STAEMENTS--(Continued)

Note C--Net Assets

  The following table illustrates by component parts (since inception of each portfolio) the net asset value for each portfolio.

                                                                                                             Limited
                      Asset                                              High                                  Term      Money
                    Strategy     Balanced       Bond       Growth       Income    Core Equity  International   Bond      Market
                   -----------  -----------  ----------  -----------  ----------  -----------  ------------- --------  ----------
 2000:
 -----
 Cost to:
 Contract
 Owners..........  $17,056,154  $19,106,158  $5,064,485  $63,385,227  $4,626,042  $63,104,442   $17,012,152  $513,988  $7,399,322
 Adjustment for
 market
 appreciation
 (depreciation)..      757,726      352,535     219,618   (4,384,579)   (238,582)    (696,772)   (1,829,781)   20,296     190,275
 Deductions:
 Mortality &
 expense risk
 charge..........      (68,270)     (81,084)    (28,331)    (258,167)    (22,179)    (261,440)      (74,613)   (2,433)    (45,344)
 Benefits &
 terminations....     (367,049)    (342,401)   (135,018)    (799,786)   (144,821)    (693,313)     (173,612)   (4,088)   (301,364)
                   -----------  -----------  ----------  -----------  ----------  -----------   -----------  --------  ----------
 Net Assets......  $17,378,561  $19,035,208  $5,120,754  $57,942,695  $4,220,460  $61,452,917   $14,934,146  $527,763  $7,242,889
                   ===========  ===========  ==========  ===========  ==========  ===========   ===========  ========  ==========
                   Science and
                   Technology    Small Cap
                   ------------ ------------
 2000:
 -----
 Cost to:
 Contract
 Owners..........  $33,313,353  $28,051,938
 Adjustment for
 market
 appreciation
 (depreciation)..   (2,491,614)  (2,107,680)
 Deductions:
 Mortality &
 expense risk
 charge..........     (142,281)    (115,356)
 Benefits &
 terminations....     (399,819)    (263,902)
                   ------------ ------------
 Net Assets......  $30,279,639  $25,565,000
                   ============ ============

                UNITED INVESTORS ADVANTAGE GOLD VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS--(Continued)


Note D--Charges and Deductions

Fund Management and Fees

   Waddell & Reed Investment Management Company ("the Manager"), is the manager of the Fund and provides investment advisory services to the Fund.

   The Fund pays the manager a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by each Portfolio at the following annual rates:

                                                                        Annual
Fund                             Net Assets Breakpoints                 Rates
----                             ----------------------                 ------
Asset Strategy Porfolio......... Up to $1 Billion                       .700%
                                 Over $1 Billion and up to $2 Billion   .650%
                                 Over $2 Billion and up to $3 Billion   .600%
                                 Over $3 Billion                        .550%
Balanced Porfolio............... Up to $1 Billion                       .700%
                                 Over $1 Billion and up to $2 Billion   .650%
                                 Over $2 Billion and up to $3 Billion   .600%
                                 Over $3 Billion                        .550%
Bond Portfolio.................. Up to $500 Million                     .525%
                                 Over $500 Million and up to $1 Billion .500%
                                 Over $1 Billion and up to $1.5 Billion .450%
                                 Over $1.5 Billion                      .400%
Growth Portfoilo................ Up to $1 Billion                       .700%
                                 Over $1 Billion and up to $2 Billion   .650%
                                 Over $2 Billion and up to $3 Billion   .600%
                                 Over $3 Billion                        .550%
High Income Portfolio........... Up to $500 Million                     .625%
                                 Over $500 Million and up to $1 Billion .600%
                                 Over $1 Billion and up to $1.5 Billion .550%
                                 Over $1.5 Billion                      .500%
Core Equity Portfolio........... Up to $1 Billion                       .700%
                                 Over $1 Billion and up to $2 Billion   .650%
                                 Over $2 Billion and up to $3 Billion   .600%
                                 Over $3 Billion                        .550%
International Portfolio......... Up to $1 Billion                       .850%
                                 Over $1 Billion and up to $2 Billion   .830%
                                 Over $2 Billion and up to $3 Billion   .800%
                                 Over $3 Billion                        .760%
Limited-Term Portfolio.......... Up to $500 Million                     .500%
                                 Over $500 Million and up to $1 Billion .450%
                                 Over $1 Billion and up to $1.5 Billion .400%
                                 Over $1.5 Billion                      .350%
Money Market Portfolio.......... All Net Assets                         .400%
Science and Technology
 Portfolio...................... Up to $1 Billion                       .850%
                                 Over $1 Billion and up to $2 Billion   .830%
                                 Over $2 Billion and up to $3 Billion   .800%
                                 Over $3 Billion                        .760%

                UNITED INVESTORS ADVANTAGE GOLD VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                                                                          Annual
Fund                                 Net Assert Breakpoints               Rates
----                                 ----------------------               ------
Small Cap Portfolio................. Up to $1 Billion                     .850%
                                     Over $1 Billion and up to $2 Billion .830%
                                     Over $2 Billion and up to $3 Billion .800%
                                     Over $3 Billion                      .760%

   Fees for these services are deducted from dividend income. The amount of these fees have been:

                                                                         2000
                                                                       --------
   Money Market....................................................... $ 13,908
   Bond...............................................................   13,066
   High Income........................................................   13,099
   Growth.............................................................  215,393
   Core Equity........................................................  219,562
   International......................................................   67,664
   Small Cap..........................................................  117,482
   Balanced...........................................................   65,226
   Limited Term Bond..................................................    1,245
   Asset Strategy.....................................................   53,390
   Science and Technology.............................................  141,922

Mortality and Expense Risk Charges

   A daily charge is deducted at an effective annual rate of 1.25% of the daily net assets of each investment portfolio to compensate the Sponsor for certain mortality and expense risks assumed. The mortality risk arises from the Sponsor's obligation to make annuity payments (determined in accordance with annuity tables) regardless of how long all annuitants may live. The Sponsor also assumes the risk that other expense charges may be insufficient to cover the actual expenses incurred in connection with policy obligations.

Administration Fee

   A daily charge is deducted at an effective annual rate of .15% of the daily assets of each investments portfolio, for administering the variable account and the policy. These expenses include cost of maintaining records, processing death benefit claims, surrenders, transfers and policy changes, providing reports to policy owners, and overhead costs. This charge is guaranteed not to change during the life of the policy.

Premium Deposit Charges

   The Sponsor does not impose an immediate charge against premium deposits (except for premium taxes incurred).

Annual Policy Maintenance Charge

   The Sponsor deducts an annual policy maintenance charge of $25 from each policy, for expenses in administering the policy. These expenses include cost of maintaining records, processing death benefit claims, surrenders, transfers and policy changes, providing reports to policy owners, and overhead costs. This charge is guaranteed not to change during the life of the policy.

                UNITED INVESTORS ADVANTAGE GOLD VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

Premium Taxes

   The Sponsor deducts a charge for premium taxes incurred in accordance with state and local law at the time the premium deposit is accepted, when the policy value is withdrawn or surrendered, or when annuity payments begin.

Withdrawal Charges

   For surrenders occurring during the first seven policy years following the receipt of a premium deposit, a withdrawal charge is made, measured as a percent of the total premium deposits as specified in the following table. The withdrawal charge percentage varies depending on the "age" of the premium deposits included in the withdrawal; in other words, the policy year in which the premium deposit was made. A transaction charge of $20 or 2% of the amount withdrawn, whichever is less, is applied if more than twelve withdrawals occur during a policy year.

              No. of Policy Years
                 Since Receipt                                              7 or
              of Premium Deposit                 0   1   2   3   4   5   6  more
----------------------------------------------- --- --- --- --- --- --- --- ----
Withdrawal Charge %............................  7%  6%  5%  4%  3%  2%  1% none

   Withdrawal charges are included in transfers to sponsors for benefits and terminations.

Note E--Equity of Sponsor

   The equity of the Sponsor may be withdrawn at the discretion of the Sponsor without penalty.

PART C:  OTHER INFORMATION

Item 24.  Financial Statements and Exhibits
          ---------------------------------

(a)  Financial Statements
     --------------------

     All required financial statements are included in Part B of this Registration Statement.

(b)  Exhibits
     --------

     (1) Resolution of the Board of Directors of United Investors Life Insurance Company ("United Investors") authorizing establishment of the United Investors Advantage Gold Variable Account.\2\
     (2)  Custody Agreements:  Not Applicable.
     (3)  (a) Principal Underwriting Agreement.*
     (4)  (a) Annuity Policy, Form VA99.\1\
     (5)  Application.\1\
     (6)  (a) Certificate of Incorporation of United Investors.\3\
          (b) By-Laws of United Investors.\3\
     (7)  Reinsurance Contracts:  Not Applicable.
     (8)  (a)(1)Participation Agreement for W&R Target Funds, Inc.\4\
             (2)First Amendment of Participation Agreement.\4\
             (3)Second Amendment of Participation Agreement.\4\
          (b) Form of Administration Agreement:  Not Applicable
     (9)  Opinion of Counsel.*
     (10) (a) Consent of Sutherland Asbill & Brennan LLP.*
          (b) Consents of Independent Accountants.*
     (11) Financial statements omitted from Item 23:  Not Applicable.
     (12) Agreements/understandings for providing initial capital:  Not
          Applicable.
     (13) Performance Data Calculations.\1\
_________________________________
*  Filed herewith.

\1\ Incorporated herein by reference to the Exhibit filed with Pre-Effective
    Amendment No. 1 to Form N-4 Registration Statement, File No. 333-89797, filed on January 26, 2000.

\2\ Incorporated herein by reference to the Exhibit filed with the initial filing of this Form N-4 Registration Statement, File No. 333-89797, filed on October 27, 1999.

\3\ Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 12 to Form S-6 Registration Statement, File No. 33-11465, filed on April 29, 1998 (previously filed on January 22, 1987 as an Exhibit to the Form S-6 Registration Statement, File No. 33-11465).

\4\ Incorporated herein by reference to the Exhibit filed in Post-Effective
    Amendment No. 1 to Form N-4 Registration Statement, File No. 333-89797, filed on April 26, 2000.

Item 25.  Directors and Officers of the Depositor
          ---------------------------------------

Name and Principal     Position and Offices
Business Address*      with Depositor
-----------------      --------------

C. B. Hudson**         Director

Anthony L. McWhorter   Chairman of the Board of Directors, President and Chief
                       Executive Officer

W. Thomas Aycock       Director, Vice President and Chief Actuary

Tony G. Brill**        Director and Executive Vice President - Administration

Mark S. McAndrew**     Senior Vice President - Marketing

Larry M. Hutchison**   Director

Michael J. Klyce       Vice President and Treasurer

John H. Livingston     Director, Secretary and Counsel

James L. Mayton, Jr.   Vice President and Controller

Carol A. McCoy         Director and Assistant Secretary

Ross W. Stagner        Director and Vice President

Terry W. Davis         Director and Vice President - Administration

Carr W. Patterson      Vice President

Ann Allen***           Vice President, Claims Administration

Donna Hudson***        Vice President, Premium Accounting & Policy Service
_________________________
* Unless otherwise noted, the principal business address of each person listed is United Investors Life Insurance Company, P.O. Box 10207, Birmingham, Alabama 35202-0207.
**   Principal business address: Torchmark Corporation, 3700 South
     Stonebridge, McKinney, Texas 75070.
***  Principal business address: Globe Life And Accident Insurance Company, 204
     N. Robinson, Oklahoma City, OK 73102.

Item 26.  Persons Controlled by or Under Common Control with the Depositor or
          -------------------------------------------------------------------
          Registrant
          ----------

    The Depositor, United Investors Life Insurance Company, Inc. ("United Investors"), is indirectly owned by Torchmark Corporation. The following table shows the persons controlled by or under common control with United Investors, their Parent Company, and the State or Jurisdiction of Incorporation. All companies are 100% owned by their Parent Company, unless otherwise indicated, which is indirectly owned by Torchmark Corporation. The Registrant is a segregated asset account of United Investors.


                                             Parent    State/Jurisdiction
Company                                     Co. Code    of Incorporation
-------                                     --------  -------------------

AILIC Receivables Corporation                  E           Delaware

American Income Life Insurance Co.             A           Indiana

American Life and Accident Insurance Co.       A           Texas

Brown-Service Funeral Homes Co., Inc.          B           Alabama
(Services burial insurance policies)

First United American Life Insurance Co.       D           New York

Globe Insurance Agency, Inc. (AL)              C           Alabama

Globe Insurance Agency, Inc. (AR)              A           Arkansas

Globe Life And Accident Insurance Co.          C           Delaware

Globe Marketing Services Inc.                  A           Oklahoma

Liberty National Auto Club, Inc.               B           Alabama

Liberty National GroupCare, Inc.               B           Alabama

Liberty National Life Insurance Co.            C           Alabama

National Income Life Insurance Co.             E           New York

Torch Royalty Company                          B           Delaware

Torchmark Corporation (holding company)                    Delaware

United American Insurance Co.                  C           Delaware

United Investors Life Insurance Co.            B*          Missouri

_________________________
*   Parent company owns 81%; remaining 19% owned by Torchmark Corporation.

Parent Company Codes
-----------------------------------------
A   Globe Life And Accident Insurance Co.
B   Liberty National Life Insurance Co.
C   Torchmark Corporation
D   United American Insurance Co.
E   American Income Life Insurance Company

Item 27.  Number of Policy Owners
          -----------------------

    As of December 31, 2000, there were 4,345 owners of the policies.


Item 28.  Indemnification
          ---------------

    Article XII of United Investors' By-Laws provides as follows:

    "Each Director or officer, or former Director or officer, of this Corporation, and his legal representatives, shall be indemnified by the Corporation against liabilities, expenses, counsel fees and costs, reasonably incurred by him or his estate in connection with, or arising out of, any action, suit, proceeding or claim in which he is made a party by reason of his being, or having been, such Director or officer; and any person who, at the request of this Corporation, serves as Director or officer of another corporation in which this Corporation owns corporate stock, and his legal representatives, shall in like manner be indemnified by this Corporation; provided that, in either case shall the Corporation indemnify such Director or officer with respect to any matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been liable for misconduct in the performance of his duties as such Director or officer. The indemnification herein provided for shall apply also in respect of any amount paid in compromise of any such action, suit, proceeding or claim asserted against such Director or officer (including expenses, counsel fees, and costs reasonably incurred in connection therewith), provided that the Board of Directors shall have first approved such proposed compromise settlement and determined that the officer or Director involved is not guilty of misconduct, but in taking such action any Director involved shall not be qualified to vote thereof, and if for this reason a quorum of the Board cannot be obtained to vote on such matters, it shall be determined by a committee of three (3) persons appointed by the shareholders at a duly called special meeting or at a regular meeting. In determining whether or not a Director or officer is guilty of misconduct in relation to any such matter, the Board of Directors or committee appointed by the shareholders, as the case shall be, may rely conclusively upon an opinion of independent legal counsel selected by such Board or committee. The rights to indemnification herein provided shall not be exclusive of any other rights to which such Director or officer may be lawfully entitled."

    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriters
          ----------------------

(a) As of 12/31/00, Waddell & Reed, Inc. ("W&R") was the principal underwriter of the Policies. That principal underwriting agreement terminated as of 4/30/01, and Waddell & Reed, Inc. is no longer distributing the Policies. Waddell & Reed, Inc. will remain the broker of record for Policies it sold before that date.

As of the date of this Registration Statement, SAL Financial Services, Inc. is the principal underwriter of the Policies as defined in the Investment Company Act of 1940. It is not the principal underwriter for any other investment company.

(b) The following table provides certain information with respect to each Director, Officer and Partner of SAL Financial Services, Inc.

Name and Principal                       Positions and Offices
Business Address*                        with the Underwriter
------------------                       ---------------------

Christopher L. Frankel                   President, Chief Executive Officer and
                                         Director

Declan O'Bierne                          Chief Financial Officer

Brandi Courington                        Chief Compliance Officer

James S. Holbrook**                      Chairman of the Board of Directors

Eugene F. Woodham**                      Director

Charles H. Catlett**                     Director

Michael Esposito**                       Director

---------------------
* Unless otherwise noted, the principal business address for the Officers listed is 800 Shades Creek Parkway, Suite 580, Birmingham, Alabama, 35209.
** The principal business address for the Directors listed is 800 Shades Creek
   Parkway, Suite 700, Birmingham, Alabama, 35209.

(c) Commissions Received by Principal Underwriter during Year Ended 12/31/00
    ------------------------------------------------------------------------

                               Net Underwriting
 Name of Principal              Discounts and                     Compensation
    Underwriter                  Commissions                      on Redemption
--------------------           ---------------                    -------------
Waddell & Reed, Inc.             $20,530,408                           -0-
                     Brokerage
                    Commissions                    Compensation
                    -----------                    ------------
                   Not Applicable                       -0-


Item 30.  Location of Accounts and Records
          --------------------------------

  All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by United Investors at its administrative office.

Item 31.  Management Services
          -------------------

  All management contracts are discussed in Part A or Part B.


Item 32.  Undertakings
          ------------

  (a) Registrant undertakes that it will file a Post-Effective Amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

  (b) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

  (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to United Investors at the address or phone number listed in the Prospectus.

  (d) United Investors Life Insurance Company represents that the fees and charges deducted under the annuity policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by United Investors.

                        STATEMENT PURSUANT TO RULE 6c-7
                        -------------------------------

  United Investors and the Variable Account rely on 17 C.F.R. Sections 270.6c-7 and represent that the provisions of that Rule have been or will be complied with. Accordingly, United Investors and the Variable Account are exempt from the provisions of Sections 22(e), 27(c)(1) and 27(d) of the Investment Company Act of 1940 with respect to any variable annuity contract participating in such account to the extent necessary to permit compliance with the Texas Optional Retirement Program.

                         SECTION 403(b) REPRESENTATIONS
                         ------------------------------

          United Investors represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

                                   SIGNATURES
                                   ----------

   As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf in the City of Birmingham and the State of Alabama on the 26th day of April, 2001.

                        UNITED INVESTORS ADVANTAGE GOLD VARIABLE ACCOUNT
                            (REGISTRANT)

                        UNITED INVESTORS LIFE INSURANCE COMPANY
                            (DEPOSITOR)


                        By: /s/ Anthony L. McWhorter
                            -------------------------
                            Anthony L. McWhorter
                            President

   As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                              Title                           Date
---------                              -----                           ----

/s/ C. B. Hudson              Director                            April 26, 2001
-------------------------
C. B. Hudson


/s/ Anthony L. McWhorter      Chairman of the Board of            April 26, 2001
-------------------------     Directors, President and
Anthony L. McWhorter          Chief Executive Officer


/s/ W. Thomas Aycock          Director, Vice President and        April 26, 2001
-------------------------     Chief Actuary
W. Thomas Aycock


/s/ Tony G. Brill             Director and Executive Vice         April 26, 2001
-------------------------     President - Administration
Tony G. Brill


                              Director
-------------------------
Larry M. Hutchison


/s/ Michael J. Klyce          Vice President and Treasurer        April 26, 2001
-------------------------
Michael J. Klyce


/s/ James L. Mayton, Jr.      Vice President and Controller       April 26, 2001
-------------------------
James L. Mayton, Jr.


/s/ John H. Livingston        Director, Secretary and Counsel     April 26, 2001
-------------------------
John H. Livingston


/s/ Carol A. McCoy            Director and Assistant Secretary    April 26, 2001
-------------------------
Carol A. McCoy


/s/ Ross W. Stagner           Director and Vice President         April 26, 2001
-------------------------
Ross W. Stagner


/s/ Terry W. Davis            Director and Vice President -       April 26, 2001
-------------------------     Administration
Terry W. Davis

                                 EXHIBIT INDEX


Exhibit No.    Name of Exhibit
-----------    ---------------

99.3(A)        Principal Underwriting Agreement

99.9           Opinion of Counsel


99.10(A)       Consent of Sutherland Asbill & Brennan LLP


99.10(B)       Consents of Independent Accountants